Exhibit 28 (g) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

CUSTODY AGREEMENT

AGREEMENT, dated as of June 7, 2005 between the registered investment companies, on behalf of each Series of such registered investment companies, if any, listed on Schedule I to this Agreement, as it may be amended from time to time (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 (“Custodian” or “Bank”).

WITNESSETH:

that for and in consideration of the mutual promises hereinafter set forth the Funds and Custodian agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1. “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a “Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

2. “BNY Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

3. “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4. “Business Day” shall mean any day on which Custodian and relevant Depositories are open for business.

5. “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of a Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

6. “Composite Currency Unit” shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

7. “Depository” shall include (a) the Book-Entry System, (b) the Depository Trust Company, { c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

8. “Foreign Depository” shall mean (a) Euroclear, (b) Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

9. “Instructions” shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

10. “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

11. “Series” shall mean a “series company” as defined in Rule 18f-2(a) promulgated under the Investment Company Act of 1940.

12. “Securities” shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

13. “Subcustodian” shall mean a bank (including any branch thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

14. See Second Amendment, dated 9/5/08

ARTICLE II

APPOINTMENT OF CUSTODIAN; ACCOUNTS;

REPRESENTATIONS, WARRANTIES, AND COVENANTS

1. (a) The Fund hereby appoints Custodian as Custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Fund in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Fund from the assets of any other Fund. Such accounts (each, an “Account”; collectively, the “Accounts”) shall be in the name of each Fund.

(b)        Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a “Special Account”), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

(c)        Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instruction such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as a Fund may specify in a Certificate or Instructions.

2.        Each Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by a Fund, that:

(a)        It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

(b)        This Agreement has been duly authorized by resolution of the Funds' boards, executed and delivered by each Fund, constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, and there is no statute, regulation, role, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

(c)        It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

(d)        It will not use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

(e)        Its foreign custody manager, if the foreign custody manager is not the Custodian, as defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the “'40 Act”), has determined that use of each Subcustodian (including any Replacement Custodian) which Custodian is authorized to utilize in accordance with Section 1 (a) of Article ill hereof satisfies the applicable requirements of the '40 Act and Rule 17f-5 thereunder;

(f)        It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, shall, and shall cause each Authorized Person, to safeguard and treat with reasonable care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by it, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

(g)        It shall manage its borrowings, including, without limitation any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Fund does not exceed the amount such Fund is permitted to borrow under the '40 Act;

(h)        Its transmission or giving of, and Custodian acting upon and in reliance on Certificates, Instructions, or Oral Instructions pursuant to this Agreement shall at all times comply with the '40 Act; and

(i)        It has the right to grant the security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority;

(j)        Each Fund or its investment adviser has considered the custody risks of maintaining assets with each Foreign Depository with which it maintains its assets.

(k)        Each Fund shall cause procedures to be maintained on the manner in which Instructions pursuant to which cash is distributed shall be given to Custodian.

3.        The Fund hereby covenants that it shall from time to time complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U .

4.        The Bank hereby represents and warrants, which representations and warranties shall be continuing that:

(a)        It is a bank having the qualifications prescribed in paragraph (1) of section 26(a) of the '40 Act;

(b)        It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

(c)        It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted.

(d)        In connection with the Funds' obligations under Rule 38a-l of the 1940 Act the Bank agrees as follows:

(1)        the Bank agrees to reasonably cooperate with the Funds and the Funds' Chief Compliance Officer in the administration of the Funds' compliance program (“Compliance Program”) as required by the Securities and Exchange Commission (“SEC”);

(2)        the Bank has implemented and maintains policies and procedw.-es reasonably designed to prevent, detect and promptly correct any violations of Federal Securities Laws with respect to services the Bank provides to the Funds (“Compliance Procedures”);

(3)        the Bank Will provide summaries of any Compliance Procedures that may affect in any material respect, the services provided hereunder by the Bank to the Funds;

(4)        the Bank periodically reviews the adequacy of such Compliance Procedures and the effectiveness of their implementation and upon the request of a Fund, Will provide the then current interval between such reviews;

(5)        in the event that an officer or employee of the Bank administering this Agreement has actual knowledge of the occurrence of a “Material Compliance Matter” (as defined in Rule 38a-l(e)(2)) which the Bank reasonably believes is related to or Will affect the Fund, the Bank will, if permitted by law and the Bank's regulators, notify the Fund of such occurrence;

(6)        except where prohibited bylaw, regulation or rule or as may be directed or instructed by the Bank's regulators, the Bank agrees to notify the Funds following quarter-end of any inspections by, or other inquiries received from, the SEC or any other regulatory or law enforcement agency after the date of this certification, which relate to the services provided by the Bank to the Funds hereunder. For the avoidance of doubt, such notification obligation shall be satisfied if the notice is contained in any publicly available regulatory filing.

(d)        The Bank will maintain throughout the term of this Agreement, such contingency plans as it reasonably believes to be necessary and appropriate to recover its operations from the occurrence of a disaster and which are consistent with any statue or regulation to which it is subject that imposes business resumption and contingency planning standards. The Bank agrees to provide the Funds With a summary of its contingency plan as it relates to the systems used to provide the services hereunder and to provide the Funds with periodic updates of such summary upon the Funds' reasonable request.

ARTICLE III

CUSTODY AND RELATED SERVICES

1. (a) Subject to the terms hereof, each Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize, subject to subsection (c) of this Section I, Depositories, Subcustodians, and, subject to subsection (d) of this Section 1, Foreign Depositories, to the extent possible in connection With its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity .Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular Subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository Will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as Custodian for its customers.

Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Custodian shall, directly or indirectly, through Subcustodians, Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the “Replacement Subcustodian”). In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the' 40 Act and Rule 17f-5 thereunder.

(b)        Unless Custodian has received a Certificate or Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of a Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c)        With respect to each Depository, Custodian (i) shall exercise due care in accordance with reasonable commercial standards in discharging its duties as a securities intermediary to obtain and thereafter maintain Securities or financial assets deposited or held in such Depository, and (ii) will provide, promptly upon request by a Fund, such reports as are available concerning the internal accounting controls and financial strength of Custodian.

(d)        With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term “Country Risks” shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2.        Custodian shall furnish the Fund with an advice of daily transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3.        With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a)        Receive all income and other payments and advise the Fund as promptly as practicable of any such amounts due but not paid;

(b)        Present for payment and receive the amount paid upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

(c)        Forward to the Fund copies of all information or documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

(d)        Execute, as Custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax. laws now or hereafter in effect in connection with the collection of bond and note coupons;

(e)        Hold directly or through a Depository, a Foreign Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f)        Endorse for collection checks, drafts or other negotiable instruments.

(1)       Custodian shall notify the Fund of rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(2)        Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

4.        All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund ally documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country which such securities are issued. Notwithstanding the foregoing, the Custodian's only duty shall be to provide the Funds with access to a provider of global proxy services at the Fund's request and to coordinate the provision of services between each Fund and the global proxy service provider. The Fund shall be responsible for all costs associated with its use of such services.

5.        Custodian shall promptly advise the Fund upon Custodian's actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

6.        Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing. ,

7.        The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto (“Taxes”), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security .In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty .In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

8. (a) For the purpose of settling Securities and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, “sufficient immediately available funds” shall mean either (i) sufficient cash denominated in U .S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b)        Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish roles or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

9.        Until such time as Custodian receives a certificate to the contrary with respect to a particular Security, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

ARTICLE IV

PURCHASE AND SALE OF SECURITIES;

CREDITS TO ACCOUNT

1.        Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian,

2.        Custodian shall release and deliver securities owned by a Fund which are held by the Custodian or in a Depository account of the Custodian only upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties. Unless an Instruction states to the contrary, Custodian shall only release and deliver securities from the account of a Fund upon receipt of payment thereof, In the case of a sale through a Depository, the Custodian shall transfer securities sold for the account of a Fund upon (i) receipt of advice from the Depository that payment for such securities has been transferred to the account of the Custodian at the Depository, and {ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

3.        Upon receipt of Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall payout moneys of a Fund upon the purchase of securities for the account of the Fund against the delivery of such securities to the Custodian. In the case of a purchase effected through a Depository the Custodian shall pay for securities purchased for the account of each Fund upon (i) receipt of advice from the Depository that such securities have been transferred to the account of the Custodian at the Depository, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund.

4.        Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be “final” until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V

OVERDRAFTS OR INDEBTEDNESS

1.        See Second Amendment, dated 9/5/08. ~~If Custodian should in its sole discretion advance funds on behalf of any Fund which results in an overdraft {this shall specifically not include any day-light overdraft) because the money held by Custodian in an Account for such Fund shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Fund, as set forth ill a Certificate, Instructions or Oral Instructions, or if an overdraft arises in the separate account of a Fund for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Fund due to a borrowing from a Fund from the Custodian, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Fund payable on demand and shall bear interest from the date incurred at a rate per annum as disclosed on the Fee Schedule between the Funds and Custodian, as such Fee Exhibit may be amended from time to time.~~ In addition, the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Fund at any time held by Custodian for the benefit of such Fund or in which such Fund may have an interest (which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Fund's credit on Custodian's books. Notwithstanding, anything in this Agreement to the contrary, provided that Custodian and a Fund are parties to a Custodial Undertaking in Connection with Master Repurchase Agreement or a Subcustodial Undertaking in Connection with Master Repurchase Agreement (collectively the “Custodial Undertakings”), Custodian agrees that any securities held by Custodian in connection with a repurchase agreement entered into by such Fund and subject to the Custodial Undertakings shall not be subject to any security interest, lien or right of setoff by Custodian or any third pep claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any such securities.

2.        If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Fund to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing, (d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Fund, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

ARTICLE VI

SALE AND REDEMPTION OF SHARES

1.        Whenever the Fund shall sell any shares issued by the Fund (“Shares”) it shall deliver to Custodian a Certificate or, Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Fund.

2.        Upon receipt of such money, Custodian shall credit such money to an Account in the name of the Fund for which such money was received.

3.        Except as provided hereinafter, whenever the Fund desires Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Fund.

4.        Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check;, charge the amount thereof against the money held in the Account of the Fund of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

ARTICLE VII

PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

1.        Whenever the Fund shall determine to pay a dividend or distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Fund specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

2.        Upon the payment date specified in such Instructions or Certificate, Custodian shall payout of the money held for the account of such Fund the total amount payable to the dividend agent of the Fund specified therein.

ARTICLE VIII

CONCERNING CUSTODIAN

1. (a) The Custodian shall be held to a standard of reasonable care in carrying out the provisions of this Agreement; provided, however, that the Custodian shall be held to different standard of care of imposed by any other provision of this Agreement or imposed upon Custodian by any applicable law or regulation, which by its terms cannot be contractually modified or waived. Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, “Losses”), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories or of any Foreign Depositories, except in each case to the extent such action or inaction is a direct result of the Custodian' s failure to fulfill its duties hereunder. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian ( exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall Custodian or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (00 for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(i) of Article II hereof; (y) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (yi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (yii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (yiii)l for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b)        Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)        The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2.        Without limiting the generality of the foregoing, Custodian sep be under no obligation to inquire into, and shall not be liable for:

(a)        Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b)        The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c)        The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

(d)        The legality of the declaration or payment of any dividend or distribution by the Fund;

(e)        The legality of any borrowing by the Fund;

(f)        The legality of any loan of portfolio Securities, nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

(g)        The sufficiency or value of any amounts of money and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receiptor non-receipt of any such payment; or

(h)        Whether any Securities at any time delivered to, or held by it or by any Subcustodian, for the account of a Fund are such as properly may be held by the Fund under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3.        Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice and opinion of counsel to the independent trustees of a Fund or other counsel that is mutually agreed upon by the Funds and the Custodian and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.        Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.        Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.        The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as maybe applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian, at cost, for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.        Custodian has the right to debit any cash account for any amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.        The Fund agrees to forward to Custodian a Certificate or Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix J hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

9.        The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10.        It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.        Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE IX

TERMINATION

1.        Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor Custodian or Custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor Custodian or Custodians. In the absence of such designation by the Fund, Custodian may designate a successor Custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting an fees, expenses and other accounts for the payment or reimbursement of which it shall then be entitled.

2.        If a successor Custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own Custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

ARTICLE X

MISCELLANEOUS

1.        The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2.        Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.        Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 5800 Corporate Drive, Pittsburgh PA, J5237-7000 or at such other place as the Fund may from time to time designate in writing.

4.        Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.        In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.        This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7.        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.        The Custodian is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Series pursuant to this Agreement, including, without limitation, any obligation or liability to indemnify the Custodian, shall be limited in any case to the relevant Fund and its assets and that the Custodian shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund or its shareholders or from the Trustees, Officers, employees or agents of the registered investment company or Series, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Custodian involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

9.        The Bank hereby represents and warrants that it has implemented and shall maintain appropriate measures designed to satisfy the requirements of federal and New York law applicable to the Bank with respect to the confidentiality of the portfolio holdings and transactions of each Fund. Upon request, the Bank shall annually make available to each Fund such summaries or audit reports, including any SAS 70 report, as the Bank generally makes available to its similar customers.

See Tenth Amendment dated 3/25/11 for new Article XI

IN WITNESS WHEREOF, the Funds and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

Each of the registered investment companies or series thereof listed on Schedule II to this Agreement

By: /s/ Richard J. Thomas

Title: Treasurer

THE BANK OF NEW YORK

By: /s/ Edward G. McGann

Title: EDWARD G. McGANN

MANAGING DIRECTOR

SCHEDULE I

CERTIFICATE OF AUTHORIZED PERSONS

[          ]

See Amendment dated 11/8/07

SCHEDULE II

Federated Capital Reserves Fund a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund a portfolio of Money Market Obligations Trust

Federated Municipal Trust a portfolio of Money Market Obligations Trust

APPENDIX I

THE BANK OF NEW YORK

ON-LINE COMMUNICATIONS SYSTEM (THE “SYSTEM”)

TERMS AND CONDITIONS

1.       License; Use. Upon delivery to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person of the Fund of software enabling the Fund to obtain access to the System (the “Software”), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect tot the Software inconsistent with the foregoing acknowledgement, nor shall the Fund attempt to decompile, reverse engineer or modify the Software. The Fund may not coy, sell, lease or provide, directly or indirectly, any of the Software of any portion thereof to any other person or entity without Custodian’s prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian’s request.

2.       Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

3.       Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the “Information”), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

4.       Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without the Custodian’s prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian’s consent, shall become the property of Custodian.

5.       NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED “AS IS.” IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

6.       Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

7.       System Acknowledgements. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

8.       EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

9.       ENCRYPTION. The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

JOINT TRADING ACCOUNT CUSTODY AGREEMENT

(Repurchase Transactions)

Agreement made as of June 7, 2005, between the Funds listed on Schedule I hereto (individually, a “Fund”; collectively, the “Funds”) and The Bank of New York (the “Custodian”).

WITNESSETH

WHEREAS, Custodian is presently the custodian for each Fund pursuant to a separate custody agreement between such Funds and Custodian (each, a “Custody Agreement”; collectively, the “Custody Agreements”); and

WHEREAS, the Funds are permitted to enter into repurchase transactions through joint trading accounts; and

WHEREAS, Custodian is willing to act as custodian of the assets of each Fund maintained in joint trading accounts in accordance with the Custody Agreements and this Agreement; and

WHEREAS, all capitalized terms used by not defined herein shall have the meanings given them in the Custody Agreements;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties agree as follows:

1.       The Funds hereby request Custodian to establish and maintain certain joint trading accounts (the “Joint Trading Accounts”) to be used by the Funds for the purpose of engaging in repurchase transactions. Custodian agrees to establish and maintain the Joint Trading Accounts and hold cash transferred to the Joint Trading Account as provided herein.

2.       On each business day that Funds intend to enter into repurchase transactions through a Joint Trading Account, an Authorized Person shall on behalf of the applicable Funds deliver to Custodian a Certificate or Written Instructions disclosing each Fund’s interest in the monies transferred to each Joint Trading Account. Upon transfer on monies from the Joint Trading Account against receipt of securities into Joint Trading Account or a similar Joint Trading Account established by a subcustodial bank pursuant to repurchase transactions (“Repo Assets”), Custodian shall confirm to each Fund the purchase of its proportionate interest in the Repo Assets, and shall identify such interest in Custodian’s books and records as belonging to such Fund by including the Funds’ Certificate or Written Instructions in the books and records of all appropriate Funds or otherwise. The following business day Custodian shall transfer the monies received upon completion of repurchase transactions from each Joint Trading Account or from a similar Joint Trading Account established at a bank pursuant to a Subcustodial Undertaking in connection with a Master Repurchase Agreement, plus any accrued income received, to each Fund’s Account in proportion to such Fund’s interest in such repurchase transactions.

3.       If Custodian in its sole discretion advances funds, or if there shall arise for whatever reason an overdraft or other indebtedness in connection with a Joint Trading Account, such advance, overdraft or indebtedness shall be deemed a loan made by Custodian to a Fund to which such advance, overdraft or indebtedness relates, payable on demand and bearing interest pursuant to the terms of such Fund’s Custody Agreement with Custodian. The Funds agree to furnish to Custodian promptly (and in any event by the close of business on the day of such advance, overdraft or indebtedness) with a Certificate or Written Instructions identifying each Fund to which such advance, overdraft or indebtedness relates, and the amount allocable to such Fund. In order to secure repayment of each Fund’s indebtedness to Custodian hereunder, each Fund hereby agrees that Custodian shall have a continuing lien and security interest in and to any property at any time held by it for the benefit of the Fund either hereunder or under Such Fund’s Custody Agreement with Custodian, or in which the Fund may have an interest which is then in Custodian’s possession or control or in possession or control of any third party acting in Custodian’s behalf, including in its behalf as Custodian under the Fund’s Custody Agreement with Custodian. Each Fund authorizes Custodian, in its sole discretion, at any time to charge any advance, overdraft or indebtedness together with interest due thereon against any balance of accounts standing to the Fund’s credit on the books of Custodian, including those books maintained by Custodian in its capacity as Custodian for the Fund under is Custody Agreement with the Fund. Notwithstanding, anything in this Agreement to the contrary, provided that Custodian and a Fund are parties to a Custodial Undertaking in Connection with Master Repurchase Agreement (collectively, the “Custodial Undertakings”), Custodian agrees that any securities held by Custodian in connection with a repurchase agreement entered into by such Fund and subject to the Custodian Undertakings shall not be subject to any security interest, lien or right of setoff by Custodian or any third party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any such securities.

3.       It is expressly understood and agreed that in performing hereunder, Custodian is relying solely upon information contained in Certificates and Written Instructions received by it from time to time, has no independent knowledge of the terms and conditions of any repurchase transactions entered by or on behalf of any Funds, and shall have no duty to inquire into any of such terms and conditions nor any valuation responsibilities (including mark-to-market) with regard to securities and monies which are the subject of repurchase transactions hereunder. Custodian’s sole responsibility in settling transactions through the Joint Trading Account shall be to receive and deliver securities and monies in accordance with instructions contained in Certificates and Written Instructions and to comply with paragraph 2 of this Agreement.

4.       Each Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each instruction given by each Fund, that

(a)       its execution and delivery of this Agreement and its performance hereunder has been duly authorized by its Board of Directors or Board of Trustees (as the case may be) and constitutes is several, but not joint, binding obligation;

(b)       the person or persons executing this Agreement on its behalf has and have been duly and properly authorized to do so;

(c)       upon allocation of any advance, overdraft or indebtedness to its account pursuant to paragraph 2 above, its total borrowings from all sources (including Custodian) shall be in conformity with the requirements and limitations set forth in the Investment Company Act of 1940, as amended, and its Prospectus.

5.       This Agreement is supplemental to the Custody Agreement between Custodian and each Fund and the assets of each Fund shall be maintained and administered by Custodian subject to the terms and conditions of the Custody Agreement. In the event of any conflict between the terms and conditions of this Agreement and the Custody Agreement of any Fund, the terms and conditions of this Agreement shall govern and control.

6.       This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof. This Agreement may not be amended or modified in any manner except by a written instrument executed by each Fund and Custodian. This Agreement may be terminated with respect to any Fund by either Custodian or such Fund upon thirty (30) days prior written notice.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

By: /s/ Richard J. Thomas

On behalf of each Fund listed on
Schedule I hereto

Title: Treasurer

THE BANK OF NEW YORK

By: /s/ Edward G. McGann

Title: Managing Director

See Amendment dated 11/8/07

SCHEDULE I

Federated Capital Reserves Fund a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund a portfolio of Money Market Obligations Trust

Federated Municipal Trust a portfolio of Money Market Obligations Trust

JOINT TRADING ACCOUNT

REPURCHASE TRANSACTION CONFIRMATION

The Bank of New York hereby confirms the purchase by each Fund identified in the attached Certificate of its proportionate share of an undivided interest in the securities transferred to the Joint Trading Account # , as such interests are set forth in the attached Certificate.

Date:

THE BANK OF NEW YORK

By:

(Authorized Signature)

EXHIBIT C

FOREIGN CUSTODY MANAGER AGREEMENT

AGREEMENT made as of November 8, 2007 between the Funds listed on Schedule I to this Agreement (the “Funds”) and The Bank of New York (“BNY”).

W I T N E S S E T H:

WHEREAS, the Funds desire to appoint BNY as a Foreign Custody Manager on the terms and conditions contained herein;

WHEREAS, BNY desires to serve as a Foreign Custody Manager and perform the duties set forth herein on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the mutual promises hereinafter contained in this Agreement, the Funds and BNY hereby agree as follows:

ARTICLE I
DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

1.       “Board” shall mean the board of directors or board of trustees, as the case may be, of the Funds.

2.       “Eligible Foreign Custodian” shall have the meaning provided in the Rule.

3.       “Monitoring System” shall mean a system established by BNY to fulfill the Responsibilities specified in clauses (d) and (e) of Section 1 of Article III of this Agreement.

4.       “Responsibilities” shall mean the responsibilities delegated to BNY under the Rule as a Foreign Custody Manager with respect to each Specified Country and each Eligible Foreign Custodian selected by BNY, as such responsibilities are more fully described in Article III of this Agreement.

5.       “Rule” shall mean Rule 17f-5 under the Investment Company Act of 1940, as amended.

6.       “Specified Country” shall mean each country listed on Schedule II attached hereto and each country, other than the United States, constituting the primary market for a security with respect to which the Funds has given settlement instructions to The Bank of New York as custodian (the “Custodian”) under its Custody Agreement with the Funds.

ARTICLE II
BNY AS A FOREIGN CUSTODY MANAGER

1.       The Funds on behalf of its Board hereby delegate to BNY with respect to each Specified Country the Responsibilities.

2.       BNY accepts the Board’s delegation of Responsibilities with respect to each Specified Country and agrees in performing the Responsibilities as a Foreign Custody Manager to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Funds’ assets would exercise.

3.       BNY shall provide to the Board at such times as the Board deems reasonable and appropriate based on the circumstances of the Funds’ foreign custody arrangements written reports notifying the Board of the placement of assets of the Funds with a particular Eligible Foreign Custodian within a Specified Country and of any material change in the arrangements (including the contract governing such arrangements) with respect to assets of the Funds with any such Eligible Foreign Custodian.

ARTICLE III
RESPONSIBILITIES

1.       Subject to the provisions of this Agreement, BNY shall with respect to each Specified Country select an Eligible Foreign Custodian. In connection therewith, BNY shall: (a) determine that assets of the Funds held by such Eligible Foreign Custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market in which such Eligible Foreign Custodian operates, after considering all factors relevant to the safekeeping of such assets, including, without limitation, those contained in paragraph (c)(1) of the Rule; (b) determine that the Funds’ foreign custody arrangements with each Eligible Foreign Custodian are governed by a written contract with the Custodian which will provide reasonable care for the Funds’ assets based on the standards specified in paragraph (c)(1) of the Rule; (c) determine that each contract with an Eligible Foreign Custodian shall include the provisions specified in paragraph (c)(2)(i)(A) through (F) of the Rule or, alternatively, in lieu of any or all of such (c)(2)(i)(A) through (F) provisions, such other provisions as BNY determines will provide, in their entirety, the same or a greater level of care and protection for the assets of the Funds as such specified provisions; (d) monitor pursuant to the Monitoring System the appropriateness of maintaining the assets of the Funds with a particular Eligible Foreign Custodian pursuant to paragraph (c)(1) of the Rule and the performance of the contract governing such arrangement; and (e) advise the Funds whenever BNY determines under the Monitoring System that an arrangement (including, any material change in the contract governing such arrangement) described in preceding clause (d) no longer meets the requirements of the Rule.

2.       For purposes of preceding Section 1 of this Article, BNY’s determination of appropriateness shall not include, nor be deemed to include, any evaluation of Country Risks associated with investment in a particular country. For purposes hereof, “Country Risks” shall mean systemic risks of holding assets in a particular country including but not limited to (a) an Eligible Foreign Custodian’s use of any depositories that act as or operate a system or a transnational system for the central handling of securities or any equivalent book-entries; (b) such country’s financial infrastructure; (c) such country’s prevailing custody and settlement practices; (d) nationalization, expropriation or other governmental actions; (e) regulation of the banking or securities industry; (f) currency controls, restrictions, devaluations or fluctuations; and (g) market conditions which affect the orderly execution of securities transactions or affect the value of securities.

ARTICLE IV
REPRESENTATIONS

1.       The Funds hereby represent that: (a) this Agreement has been duly authorized, executed and delivered by the Funds, constitutes a valid and legally binding obligation of the Funds enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Funds prohibits the Funds’ execution or performance of this Agreement; and (b) this Agreement has been approved and ratified by the Board.

2.       BNY hereby represents that: (a) BNY is duly organized and existing under the laws of the State of New York, with full power to carry on its businesses as now conducted, and to enter into this Agreement and to perform its obligations hereunder; (b) this Agreement has been duly authorized, executed and delivered by BNY, constitutes a valid and legally binding obligation of BNY enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on BNY prohibits BNY’s execution or performance of this Agreement; and (c) BNY has established the Monitoring System.

ARTICLE V

CONCERNING BNY

1.       BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees, sustained or incurred by, or asserted against, the Funds except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article II hereof. In no event shall BNY be liable to the Funds, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

2.       The Funds shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY’s performance hereunder, provided that the Funds shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY’s failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article II hereof.

3.       For its services hereunder, the Funds agree to pay to BNY such compensation and out-of-pocket expenses as provided in the Custodian Agreement entered into between BNY and the Funds.

4.       BNY shall have only such duties as are expressly set forth herein. In no event shall BNY be liable for any Country Risks associated with investments in a particular country.

ARTICLE VI

MISCELLANEOUS

1.       This Agreement constitutes the entire agreement between the Funds and BNY as a foreign custody manager, and no provision in the Custody Agreement between the Funds and the Custodian shall affect the duties and obligations of BNY hereunder, nor shall any provision in this Agreement affect the duties or obligations of the Custodian under the Custody Agreement.

2.       Any notice or other instrument in writing, authorized or required by this Agreement to be given to BNY, shall be sufficiently given if received by it at its offices at 100 Church Street, 10th Floor, New York, New York 10286, or at such other place as BNY may from time to time designate in writing.

3.       Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Funds shall be sufficiently given if received by it at its offices at 5800 Corporate Drive, Pittsburgh PA, J5237-7000 or at such other place as the Funds may from time to time designate in writing.

4.       In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

5.       This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Funds and BNY hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Funds hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Funds and BNY each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

6.       The parties hereto agree that in performing hereunder, BNY is acting solely on behalf of the Funds and no contractual or service relationship shall be deemed to be established hereby between BNY and any other person by reason of this Agreement.

7.       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.       This Agreement shall terminate simultaneously with the termination of the Custody Agreement between the Funds and the Custodian, and may otherwise be terminated by either party giving to the other party a notice in writing specifying the date of such termination, which shall be not less than thirty (30) days after the date of such notice.

9.       The Custodian is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Series pursuant to this Agreement, including, without limitation, any obligation or liability to indemnify the Custodian, shall be limited in any case to the relevant Fund and its assets and that the Custodian shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund or its shareholders or from the Trustees, Officers, employees or agents of the registered investment company or Series, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Custodian involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

IN WITNESS WHEREOF, the Funds and BNY have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first above written.

THE FUNDS LISTED ON SCHEDULE I

By: /s/ Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK

By: Joseph F. Keenan

Title: Managing Director

SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

SCHEDULE II

Specified Countries

Australia	National Australia Bank Ltd
Austria	Bank Austria Creditanstalt A.G.
Belgium	ING Belgium SA/NV
Brazil	Citibank N.A.
Canada	Royal Bank of Canada
Czech Republic	ING Bank N.V. Prague
Denmark	Danske Bank
Egypt	Citibank, N.A.
Finland	Nordea Bank Finland plc
France	BNP Paribas Securities Services/ CACEIS Bank
Germany	BHF-BANK AG
Hong Kong	HSBC
Hungary	ING Bank (Hungary) Rt.
India	Deutsche Bank AG Mumbai/ HSBC
Indonesia	HSBC
Israel	Bank Hapoalim B.M.
Italy	Intesa Sanpaolo S.p.A.
Japan	The Bank of Tokyo-Mitsubishi UFJ Ltd/ Mizuho Corporate Bank, Ltd.
Malaysia	HSBC Bank Malaysia Berhad
Mexico	Banco Nacional de Mexico
Netherlands	ING Bank
New Zealand	National Australia Bank
Norway	DnB NOR Bank ASA
Poland	ING Bank Slaski
Portugal	Banco Comercial Portugues
Singapore	United Overseas Bank Limited/ DBS Bank Ltd.
South Africa	Standard Bank of South Africa Limited
South Korea	HSBC
Spain	Banco Bilbao Vizcaya Argentaria S.A./ Santander Investment, S.A.
Sweden	Skandinaviska Enskilda Banken
Switzerland	Credit Suisse, Zurich
Taiwan	HSBC
Turkey	Garanti Bank
United Kingdom	The Bank of New York/ Deutsche Bank AG London (Depository and Clearing Centre)

EXHIBIT D

Non-Money Market Funds Fee Schedule

DOMESTIC CUSTODY (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration

0.25 of a basis point per annum on the average net assets of the Fund.

U.S. Security Transaction Charges (per transaction):

$4.50 DTC/FRB Book Entry Settlements

$4.00 Repurchase Agreements (each leg)

$5.00 Time Deposits

$5.00 Maturities

$20.00 Physical Settlements, Euroclear, Options, and Futures Transactions

$5.00 Paydowns

$4.00 Wire Transfers/Checks (not related to securities settlements)

$2.00 Interfund/Account Transactions

Manual Instruction Surcharge

Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses

In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred. These charges would include but are not limited to:

  Securities pricing.
  Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
  Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

See Second Amendment, dated 9/5/08

~~Compensating Balance Arrangement~~

~~The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day. Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation. In both cases, Federal Reserve requirements, currently 10%, will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.~~

~~Balances for the tax-exempt portfolios will be permitted an open-ended roll forward. The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter. At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period. Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period. Earnings credits will be offset against the Funds’ safekeeping fees.~~

GLOBAL CUSTODY (Non-US Securities Processing)

	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)1	(U.S. Dollars)2
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear3	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA4………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges
Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing

EXHIBIT E

Money Market Funds Fee Schedule

DOMESTIC CUSTODY (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration

0.25 of a basis point per annum on the average net assets of the Fund.

U.S. Security Transaction Charges (per transaction):

$4.50 DTC/FRB Book Entry Settlements

$4.00 Repurchase Agreements (each leg)

$5.00 Time Deposits

$5.00 Maturities

$20.00 Physical Settlements, Euroclear, Options, and Futures Transactions

$5.00 Paydowns

$4.00 Wire Transfers/Checks (not related to securities settlements)

$2.00 Interfund/Account Transactions

Manual Instruction Surcharge

Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses

In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred. These charges would include but are not limited to:

  Securities pricing
  Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
  Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

See Second Amendment, dated 9/5/08

~~Compensating Balance Arrangement~~

~~The Funds and The Bank of New York have entered into a compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance the next day. Conversely, on any day the Funds maintain a positive balance, they will be allowed to overdraw the account as compensation. In both cases, Federal Reserve requirements, currently 10%, will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of 90% of the total.~~

~~Balances for the tax-exempt portfolios will be permitted an open-ended roll forward. The taxable portfolios are closed out on a quarterly basis with no carry-over to the subsequent quarter. At the end of each quarter, the average overdraft will be assessed a fee of 1% above the actual Federal Funds rate at the end of the period. Any average positive balance will receive an earnings credit computed at the daily effective 90 day T-bill rate minus 0.25 bps on the last day of the period. Earnings credits will be offset against the Funds’ safekeeping fees.~~

GLOBAL CUSTODY (Non-US Securities Processing)

	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)1	(U.S. Dollars)2
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear3	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA4………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges
Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing

Amendment to

Custody Agreement

between

The Bank of New York

and

The Funds listed on Schedule II to the Custody Agreement, as amended from time to time

This Amendment (the “Amendment”) dated as of November 8, 2007 between The Bank of New York (“Custodian”) and the Funds listed on Schedule II to the Custody Agreement, as amended by Exhibit A attached hereto (each a “Fund”).

WHEREAS, the Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Municipal Trust (collectively, the “Federated Reserves Funds”), and Custodian, having executed the Custody Agreement dated June 7, 2005, now wish to make certain changes to the Custody Agreement and provisions thereof which provisions the Federated Reserves Funds and Custodian agree shall be deemed by them, and each of them, to be included as of the date of this Amendment within the Custody Agreement as if originally stated therein; and

WHEREAS, the Federated Reserves Funds and the Custodian agree to the addition of the following funds to the Custody Agreement: Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust; Federated Market Opportunity Fund, a portfolio of Federated Equity Funds; and Federated Stock Trust; and

WHEREAS, the Funds’ Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 of the Investment Company Act of 1940 to the Custodian as Foreign Custody Manager and the Custodian agrees to accept such delegation of responsibilities; and

WHEREAS, the Custody Agreement is amended to include a Fee Schedule for non-money market funds;

WHEREAS, the Custody Agreement Fee Schedule for non-money market funds is amended to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule; and

WHEREAS, the Custody Agreement Fee Schedule for money market funds is amended to, include three new money market funds, to reduce the interest rate on overdrafts from 2% to 1% and to include a Global Custody Fee Schedule.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Funds and Custodian hereby agree as follows:

1.       Schedule II of the Custody Agreement and Schedule I of the Joint Trading Account Agreement are each replaced with the Schedule II and Schedule I respectively, attached to this Amendment as Exhibits A and B, respectively.

2. The Custodian shall serve as Foreign Custody Manager in accordance with the Foreign Custody Management Agreement, attached to this Amendment as Exhibit C.

3. The Custody Agreement is amended to include a Fee Schedule for non-money market funds, attached to this Amendment as Exhibit D.

4. The Fee Schedule for non-money market funds is hereby added to the Custody Agreement in the form attached to this Amendment as Exhibit D.

5. The Fee Schedule for money funds is amended to include Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves, and Automated Government Cash Reserves, each a portfolio of Money Market Obligations Trust, to reduce the interest rate on overdrafts from 2% to 1% above the actual Federal Funds rate at the end of the period and to provide a Global Custody Fee schedule, attached to this Amendment as Exhibit E.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly designated officers below as of the day and year first above written.

ACKNOWLEDGED AND AGREED:

Custodian: THE BANK OF NEW YORK	On behalf of each of the funds indicated on Schedule II of the Custody Agreement, as amended from time to time.

By: /s/ Joseph F. Keenan	By: /s/ Richard A. Novak
Title: Managing Director	Title: Treasurer

EXHIBIT A

CUSTODY AGREEMENT

SCHEDULE II

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

EXHIBIT B

JOINT TRADING ACCOUNT AGREEMENT

SCHEDULE I

Federated Capital Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Government Reserves Fund, a portfolio of Money Market Obligations Trust

Federated Municipal Trust, a portfolio of Money Market Obligations Trust

Government Obligations Tax-Managed Fund, a portfolio of Money Market Obligations Trust

U.S. Treasury Cash Reserves, a portfolio of Money Market Obligations Trust

Automated Government Cash Reserves, a portfolio of Money Market Obligations Trust

Federated Market Opportunity Fund, a portfolio of Federated Equity Funds

Federated Stock Trust

Second Amendment to the Custody Agreement

This Amendment is made as of September 5, 2008 to the Custody Agreement (the “Agreement”) dated June 7, 2005 and amended November 8, 2007 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

1.       Section 14. “Internal Operating Account” to Article I of the Agreement shall be revised as follows:

14. “Internal Operating Account” shall mean accounts established by the Custodian at the direction of a Fund to facilitate the intraday transfer of monies to or from the Custodian representing aggregated subscriptions or redemptions for allocation to individual Funds as indicated by the Fund or its agent.

And;

Each Fund and the Custodian hereby amend Article V. Section 1 of the Agreement by replacing the first sentence of the section as follows:

If Custodian should in its sole discretion advance funds on behalf of any Fund which results in an overdraft at the end of any day, because the money held by Custodian in an Account, including an Internal Operating Account, for such Fund shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Fund, as set forth in a Certificate, Instructions or Oral Instructions, or if an overdraft arises in the separate account of a Fund for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Fund, due to borrowing by a Fund from the Custodian, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Fund payable on demand and shall bear interest from the date incurred at a rate per annum as disclosed on the Fee Schedule between the Funds and the Custodian as such Fee Exhibit may be amended from time to time.

2.       Within Exhibit D, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with the following Amended and Restated section entitled “Compensating Balance Arrangement” as attached hereto.

3.       Within Exhibit E, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with the following Amended and Restated section entitled “Compensating Balance Arrangement” as attached hereto.

4.       Each Exhibit A, Exhibit B, and Schedule I to Exhibit C, the Foreign Custody Manager Agreement, are updated to include the following new Funds:

Federated California Municipal Income Fund

Federated New York Municipal Income Fund

Federated North Carolina Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Bruce L. Baumann

Title: Vice President

Amended and Restated

Exhibit D

Compensating Balance Arrangement

Each of the Funds listed below and The Bank of New York Mellon have entered into an earnings credit balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90 day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate. Monthly, the net resultant credit or charge will be applied to the each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of Custodian.

FUNDS

Federated Stock Trust

Federated Market Opportunity Fund

Federated California Municipal Income Fund

Federated North Carolina Municipal Income Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

See Fifth Amendment dated 11/13/09 for Compensating Balance Arrangement

Amended and Restated

Exhibit E

Compensating Balance Arrangement

Each Fund listed below and The Bank of New York Mellon (the “Bank”) have entered into a average compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation.

In each instance, Federal Reserve requirements (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September and December for FGRF, FCRF and FMUTR; and ending February, May, August, and November for AGCR, USTCR and GOTMF). Average balances will be computed at the end of the quarter. Net positive balances will receive an earnings credit computed at the daily effective 90 – day T-Bill rate on the last day of a period. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net credits or charges will be applied to the safekeeping fees. Credits that exceed the safekeeping fee will be carried over into the next billing period but must be applied in a 12 month cycle; all accumulated unapplied credits will expire in the final quarter of the cycle, i.e. in November or December. However, upon specific request from Fund, Custodian at its discretion may agree to carry forward into the next 12 month cycle any accumulated credits, contingent on their application within a specified time period.

Credits are not redeemable for cash and will expire in the event the relationship with the Funds is terminated.

FUNDS

Federated Capital Reserves Fund (FCRF)

Federated Government Reserve Fund (FGRF)

Federated Municipal Trust Fund (FMUTR)

US Treasury Cash Reserve Fund (USTCR)

Automated Government Cash Reserves (AGCR)

Government Obligations Tax Managed Fund (GOTMF)

Third Amendment to the Custody Agreement

This Amendment is made as of September 8, 2009 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007 and September 5, 2008 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

1.       Within Exhibit C, the section entitled Schedule II is replaced in its entirety with Amended and Restated Schedule II as attached hereto.

2.       Exhibit D, the fee schedule for non-money market funds, is amended to include a fee for the safekeeping of gold bullion and a transaction charge for settlement of trades involving same with restated Exhibit D as attached hereto.

3.       A Precious Metals Supplement is added as Exhibit F to include provisions for the custody of assets consisting of precious metals held for the Federated Market Opportunity Fund.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By: /s/ Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

Custody Agreement

Schedule II

Federated Stock Trust

Federated Market Opportunity Fund

Federated California Municipal Income Fund

Federated North Carolina Municipal Income Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Capital Reserves Fund

Federated Government Reserve Fund

Federated Municipal Trust Fund

US Treasury Cash Reserve Fund

Automated Government Cash Reserves

Government Obligations Tax Managed Fund

See Fourth Amendment adding new funds, effective 10/23/09

Custody Agreement

Amended and Restated

Exhibit C, Schedule II

Specified Countries

Country/Market	Subcustodian(s)
Argentina	Citibank N.A.
Australia	National Australia Bank Limited
Austria	UniCredit Bank Austria AG
Bahrain	HSBC Bank Middle East Limited
Bangladesh	Standard Chartered Bank
Belgium	ING Belgium, SA/NV
Benin	Société Générale de Banques en Côte d’Ivoire
Bermuda	Bank of Bermuda Limited
Botswana	Barclays Bank of Botswana Ltd.
Brazil	Citibank N.A.
Bulgaria	ING Bank N.V.
Burkina Faso	Société Générale de Banques en Côte d’Ivoire
Canada	CIBC Mellon Trust Company
Cayman Islands	The Bank of New York Mellon
Channel Islands	The Bank of New York Mellon
Chile	Banco de Chile
China	HSBC Bank (China) Company Limited
Colombia	Cititrust Colombia S.A.
Costa Rica	Banco BCT
Croatia	Privredna Banka Zagreb d.d.
Cyprus	EFG Eurobank Ergasias S.A.
Czech Republic	ING Bank N.V.
Denmark	Danske Bank
Ecuador	Banco de la Produccion S.A.
Egypt	HSBC Bank Egypt S.A.E.
Estonia	SEB Pank AS
Euromarket	Clearstream Banking Luxembourg S.A.
Euromarket	Euroclear Bank
Finland	Skandinaviska Enskilda Banken
France	BNP Paribas Securities Services
France	CACEIS Bank
Germany	BHF Asset Servicing GmbH
Ghana	Barclays Bank of Ghana Ltd.
Greece	EFG Eurobank Ergasias S.A.
Guinea Bissau	Société Générale de Banques en Côte d’Ivoire
Hong Kong	HSBC Ltd.
Hungary	ING Bank N.V.
Iceland	New Landsbanki Islands
India	Deutsche Bank AG
Indonesia	HSBC Ltd.
Ireland	The Bank of New York Mellon
Israel	Bank Hapoalim B.M.
Italy	Intesa Sanpaolo S.p.A
Ivory Coast	Société Générale de Banques en Côte d’Ivoire
Japan	Mizuho Corporate Bank Ltd. (MHCB)
Japan	The Bank of Tokyo – Mitsubishi UFJ Ltd.
Jordan	HSBC Bank Middle East Ltd.
Kazakhstan	HSBC Kazakhstan
Kenya	Barclays Bank of Kenya Ltd.
Kuwait	HSBC Bank Middle East Ltd.
Latvia	AS SEB banka
Lebanon	HSBC Bank Middle East Ltd.
Lithuania	SEB Bankas
Luxembourg	Banque et Caisse d’Epargne de l’Etat (BCEEL)
Malaysia	HSBC Bank Malaysia Berhad
Mali	Société Générale de Banques en Côte d’Ivoire
Malta	HSBC Bank Malta plc
Mauritius	HSBC Ltd.
Mexico	Banco Nacional de Mexico (BANAMEX)
Morocco	Citibank Maghreb
Namibia	Standard Bank Namibia Ltd
Netherlands	BNY Mellon Asset Servicing BV
New Zealand	National Australia Bank
Niger	Société Générale de Banques en Côte d’Ivoire
Nigeria	Stanbic IBTC Bank Plc
Norway	DnB NOR Bank ASA
Oman	HSBC Bank Middle East Ltd.
Pakistan	Deutsche Bank AG
Palestinian Autonomous Area	HSBC Bank Middle East Ltd.
Peru	Citibank del Peru, S.A.
Philippines	HSBC Ltd.
Poland	ING Bank Slaski
Portugal	Banco Comercial Portugues
Qatar	HSBC Bank Middle East Ltd.
Romania	ING Bank N.V.
Russia	ING Bank (Eurasia)
Saudi Arabia	SABB Securities Limited
Senegal	Société Générale de Banques en Côte d’Ivoire
Serbia	UniCredit Bank Austria AG
Singapore	DBS Bank Ltd.
Singapore	United Overseas Bank Ltd.
Slovak Republic	ING Bank N.V.
Slovenia	UniCredit Banka Slovenia d.d.
South Africa	Standard Bank of South Africa
South Korea	HSBC Ltd.
Spain	Banco Bilbao Vizcaya Argentaria S.A. (BBVA)
Spain	Santander Investment S.A.
Sri Lanka	HSBC Ltd.
Swaziland	Standard Bank Swaziland Ltd
Sweden	Skandinaviska Enskilda Banken
Switzerland	Credit Suisse
Taiwan	Standard Chartered Bank (Taiwan) Ltd. / HSBC
Thailand	Bangkok Bank Public Company Ltd.
Thailand	HSBC Ltd
Togo	Société Générale de Banques en Côte d’Ivoire
Trinidad & Tobago	Republic Bank Ltd.
Tunisia	Banque Internationale Arabe de Tunisie
Turkey	Deutsche Bank AS
Ukraine	ING Bank Ukraine
United Arab Emirates	HSBC Bank Middle East Ltd.
United Kingdom	Deutsche Bank AG
United Kingdom	The Bank of New York Mellon
United States	The Bank of New York Mellon
Uruguay	Banco Itaú Uruguay S.A.
Venezuela	Citibank N.A.
Vietnam	HSBC Bank (Vietnam) Ltd
Zambia	Barclays Bank of Zambia Ltd
Zimbabwe	Barclays Bank of Zimbabwe Ltd

Custody Agreement

Amended and Restated

Exhibit D

Non-Money Market Funds Fee Schedule

Domestic Custody (U.S. Securities Processing)

Safekeeping, Income Collection, Transaction Processing, Account Administration

0.25        of a basis point per annum on the average net assets of the Fund.

Gold Bullion Safekeeping – at the following rates, minimum $75,000 per annum:

$20 per 400oz bar per month

$10 per 100oz bar per month

U.S. Security Transaction Charges (per transaction):

$4.50 DTC/FRB Book Entry Settlements

$4.00 Repurchase Agreements (each leg)

$5.00 Time Deposits

$5.00 Maturities

$20.00 Physical Settlements, Euroclear, Options, and Futures Transactions

$5.00 Paydowns

$4.00 Wire Transfers/Checks (not related to securities settlements)

$2.00 Interfund/Account Transactions

Gold Bullion Transaction Charges

$ 5 per receipt trade

$20 per delivery per 400oz bar

$10 per delivery per 100oz bar

Manual Instruction Surcharge

Transactions instructed in a manner which does not facilitate Straight-Through-Processing will incur an additional $15 per transaction.

Out-of-Pocket Expenses

In addition to the above fee-schedule, Out-of-Pocket expenses will be charged as incurred. These charges would include but are not limited to:

  Securities pricing
  Custom electronic interfaces and/or programming beyond normal and customary system development associated with conversion.
  Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

Global Custody (non-U.S. securities processing)

	Global
	Safekeeping Fee	Transaction Fee5
Countries	*(in basis points)6	(U.S. Dollars)
Argentina	17.00	55
Australia	1.50	25
Austria	3.00	40
Bahrain	50.00	140
Bangladesh	50.00	145
Belgium	2.50	35
Bermuda	17.00	70
Botswana	50.00	140
Brazil	12.00	30
Bulgaria	30.00	85
Canada	1.00	10
Chile	20.00	80
China “A” Shares	15.00	80
China “B” Shares	15.00	60
Colombia	50.00	95
Costa Rica	14.00	65
Croatia	25.00	70
Cyprus	15.00	35
Czech Republic	18.00	50
Denmark	2.00	35
Ecuador	30.00	55
Egypt	30.00	85
Estonia	10.00	60
Euromarket/Euroclear7	1.00	10
Euromarket/Clearstream	1.00	10
Finland	3.50	35
France	2.00	30
Germany	1.50	25

	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)	(U.S. Dollars)
Ghana	50.00	140
Greece	9.00	40
Hong Kong	3.00	45
Hungary	20.00	55
Iceland	11.00	35
India	13.00	105
Indonesia	11.00	80
Ireland (Equities)	3.00	33
Ireland (Gov’t Bonds)	1.00	13
Israel	20.00	40
Italy	1.50	35
Ivory Coast	50.00	140
Jamaica	50.00	60
Japan	1.75	20
Jordan	50.00	140
Kazakhstan	53.00	140
Kenya	48.00	140
Latvia	50.00	45
Lebanon	50.00	140
Lithuania	20.00	43
Luxembourg	10.00	80
Malaysia	4.50	45
Malta	20.00	63
Mauritius	25.00	100
Mexico	6.50	30
Morocco	50.00	95
Namibia	50.00	60
Netherlands	2.00	25
New Zealand	2.00	35
Nigeria	50.00	60
Norway	2.50	35
Oman	50.00	140
Pakistan	50.00	140
Peru	50.00	83
Philippines	6.00	60
Poland	15.00	63
Portugal	5.00	50
Qatar	50.00	140
Romania	30.00	80
Russia Equities	40.00	95
	Global
	Safekeeping Fee	Transaction Fee
Countries	*(in basis points)	(U.S. Dollars)
Singapore	3.50	45
Slovak Republic	23.00	95
Slovenia	50.00	60
South Africa	2.50	30
South Korea	6.50	45
Spain	2.50	40
Sri Lanka	13.00	70
Swaziland	50.00	60
Sweden	2.00	30
Switzerland	2.00	35
Taiwan	10.00	60
Thailand	5.00	50
Trinidad & Tobago	50.00	53
Tunisia	50.00	53
Turkey	12.50	60
Ukraine	75.00	250
United Kingdom	0.50	10
Uruguay	75.00	83
Venezuela	50.00	140
Zambia	50.00	140
Zimbabwe	50.00	140

Not In Bank/Not in Custody Assets USA8 ………………………$500 per line per annum

Third Party Foreign Exchange Settlements
$70 per non-USD currency movement

Minimum charges imposed by Agent Banks/Local Administrators
Brazil - 15 basis points for annual administrative charges
Colombia - USD $600 per month minimum administration charge
Ecuador - USD $800 monthly minimum per relationship
Egypt - USD $400 monthly minimum per relationship

Additional Charges
Local taxes, stamp duties or other assessments, including stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other unusual expenses, which are unique to a country in which the Funds are investing.

Earnings Credit Arrangement

Each of the Funds listed below and The Bank of New York Mellon have entered into an earnings credit balance arrangement pursuant to which it has been agreed that 90% of any positive balances will be compensated at the 90 day T-Bill rate and 100% of overdrawn balances will be charged at a rate of 1% over the Fed Funds rate. Monthly, the net resultant credit or charge will be applied to the each Funds’ respective safekeeping fees. Credits that exceed the safekeeping fee may be carried over into the next billing period at the discretion of the Custodian.

FUNDS See Seventh Amendment, dated 9/1/10

Federated Stock Trust

Federated Market Opportunity Fund

Federated California Municipal Income Fund

Federated North Carolina Municipal Income Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

See Fourth Amendment adding new funds, effective 10/23/09

Custody Agreement

Exhibit F

PRECIOUS METALS SUPPLEMENT

(Precious Metals Physically Held in the USA)

In addition to the provisions of that certain Global Custody Agreement dated as of June 7, 2005, as amended, pursuant to which the registered investment company, the Federated Market Opportunity Fund, (the “Customer”) has appointed The Bank of New York Mellon, formerly known as The Bank of New York (the “Custodian”) as its custodian of securities and cash and to perform related services (the “Agreement”), the following provisions shall apply to the custody of assets consisting of precious metals.

ARTICLE I

APPOINTMENT OF CUSTODIAN; CUSTODIAL SERVICES TO BE PROVIDED BY SUBCUSTODIAN

1.       Customer hereby appoints the Custodian as custodian to hold and maintain certain property consisting of the metals described in the attached Addendum A (the “Precious Metals”) and which are specified in each authenticated trade instruction sent by the Customer or it’s Authorized Representative to the Custodian.

2.       Custodian hereby accepts appointment as such custodian of Precious Metals and agrees to perform its duties in respect thereof pursuant to the provisions of this Supplement. Customer acknowledges that Custodian shall utilize the services of one or more subcustodians, identified to Customer from time to time (each, for purposes of this Supplement, a “Subcustodian”), to serve as warehouseman of the Precious Metals held hereunder. Precious Metals held through a Subcustodian shall be held subject to the terms and conditions of Custodian’s agreement with such Subcustodian. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian. In the event Custodian selects a replacement Subcustodian, Custodian shall not utilize such replacement Subcustodian until after providing Customer with commercially reasonable notice.

ARTICLE II

RESPONSIBILITIES OF CUSTODIAN AND SUBCUSTODIANS

1.       Custodian shall receive, hold and keep the Precious Metals at a secure facility maintained by a Subcustodian which shall be identified to Customer from time to time (the “Secure Facility”).

2.       Custodian shall be responsible for the safekeeping of the Precious Metals in the form and condition in which they are delivered to its Subcustodian acting as its warehouseman. Custodian shall cause the Subcustodian to keep the Precious Metals held for Customer hereunder separately identified and segregated and to maintain records identifying the Precious Metals belonging to Customer.

3.       Custodian shall provide Customer with reporting by a means agreed between the parties detailing Precious Metals received, delivered and held at the Subcustodian. Customer agrees that it shall promptly review all such statements and shall advise Custodian of any error, omission or inaccuracy therein within a commercially reasonable time.

4.       Custodian shall cause the Subcustodian it designates to take delivery of Precious Metals from Customer and to acknowledge receipt from Customer of the Precious Metals. The Subcustodian may, at its option, record certain specifications indicated on the Precious Metals. It is understood and agreed that neither Custodian nor its Subcustodians are responsible for the authenticity of markings on or for the weight, fineness or contents of any of the Precious Metals, delivered to them by Customer or a third party for the account of Customer.

5.       Custodian shall maintain insurance protection covering the Custodian’s duties and activities hereunder in such amounts and insuring against such risks as Custodian deems reasonable and appropriate under the circumstances. Subcustodians may maintain such insurance in regard to their business on such terms as they consider appropriate, but the Custodian shall have no liability for the terms or sufficiency of the insurance maintained by any Subcustodian or for the failure of any Subcustodian to maintain insurance.

ARTICLE III

DELIVERY OF PRECIOUS METALS TO, AND WITHDRAWAL OF PRECIOUS METALS FROM, CUSTODY

1.       Each delivery of Precious Metals to be held in custody in accordance with this Supplement shall be made pursuant to an authenticated trade instruction sent by the Customer or its Authorized Representative to the Custodian. Such instruction must be received by the published trade instruction deadlines and by the agreed communication method. Such instruction shall be acknowledged by the Custodian. The authorized trade instruction shall identify the Precious Metal to be delivered, in such customary manner as specified by the Custodian, and the delivery date, and the Custodian’s acknowledgment shall identify the Subcustodian and Secure Facility to which the Customer shall deliver the Precious Metal. Delivery shall be made only to the Secure Facility of the Subcustodian designated by the Custodian. Customer acknowledges and agrees that neither the Custodian nor the Subcustodian has any responsibility or liability for any loss, damage or destruction of any Precious Metals prior to the time the Subcustodian identified by the Custodian accepts the care, custody and control of the Precious Metals at the specified Subcustodian’s Secure Facility, and Customer hereby releases Custodian and each Subcustodian from any responsibility or liability prior to the time the Subcustodian identified by the Custodian accepts the care, custody and control of the Precious Metals. In the event the Precious Metal delivered to the Subcustodian differs from the identification provided by the Customer, the Custodian shall endeavor promptly to notify the Customer. Neither the Custodian nor any Subcustodian shall be liable for any loss resulting from the failure of the Precious Metal actually delivered to conform to the identification provided by the Customer in the authorized trade instruction.

2. Each withdrawal of Precious Metals from custody in accordance with this Supplement shall be made pursuant to an authenticated trade instruction sent by the Customer or its Authorized Representative to the Custodian. Such instruction must be received by the published trade instruction deadlines and by the agreed communication method. Such instruction shall be acknowledged by the Custodian. The authorized trade instruction shall identify the Precious Metal to be withdrawn, in such customary manner as specified by the Custodian, and the delivery date and the Custodian’s acknowledgment shall identify the Subcustodian and Secure Facility from which the Customer shall take delivery of the Precious Metal. Customer must collect or arrange for the collection of the Precious Metal being withdrawn from the Subcustodian having physical possession thereof. All risk in and to the Precious Metal withdrawn shall pass at the specified Secure Facility at the time Customer or its Authorized Representative acknowledges receipt.

3.       Customer shall be responsible for all expenses associated with the delivery and withdrawal of Precious Metals to and from the Secure Facility, as well as all insurance, safekeeping, security and secure transport arrangements for the Precious Metals while either in storage outside the terms of this agreement or in transit to or from the Custodians appointed Subcustodian. Customer shall pay or reimburse the Custodian from time to time for any taxes or other governmental charges payable, and actually paid, by Custodian upon storage or transfer of the Precious Metals made hereunder.

4.       If, in Custodian’s opinion, any authenticated trade instruction is unclear or ambiguous, Custodian shall endeavor to obtain clarification from Customer. In the absence of such clarification Custodian may, in its absolute discretion, either (i) decline to take action until clarification is received or (ii) act on what it believes, in good faith, to be such instruction.

ARTICLE IV

CONCERNING CUSTODIAN

Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against Customer, except those Losses arising out of Custodian’s own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any commodities exchange. With respect to any Losses incurred by Customer as a result of the acts or failures to act by a Subcustodian acting as warehouseman hereunder, Custodian shall take appropriate action to recover such Losses, and Custodian’s liability shall be limited to the amount recovered net of Custodian’s costs and expenses. In no event shall Custodian be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Supplement.

ARTICLE V

MISCELLANEOUS.

The provisions of this Supplement shall apply solely with respect to the custody of Precious Metals. All provisions of the Agreement shall nevertheless remain in full force and effect with respect to assets held pursuant to this Supplement, and all capitalized terms and provisions contained in the Agreement shall be read so as to apply fully to the services and activities contemplated by this Supplement; provided, that in the event of any conflict between the provisions of the Agreement and the provisions of this Supplement, the provisions of this Supplement shall control.

Federated Equity Funds on behalf of its
Dated:	Federated Market Opportunity Fund

/s/ Richard A. Novak
By: Richard A. Novak
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer
Title: Vice President

Precious Metals Supplement

Addendum A

Gold Bullion

Fourth Amendment to the Custody Agreement

This Amendment is made as of October 23, 2009 to the Custody Agreement (as amended, the “Custody Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, and September 8, 2009 between the Funds listed on Schedule II to the Custody Agreement (each a "Fund") and The Bank of New York Mellon (the "Custodian").

RECITALS

WHEREAS, the custody of the securities, cash and other portfolio assets of the funds specified in this Amendment are being converted to the Custodian as of the close of business on October 23, 2009;

WHEREAS, the parties agree that the list of Funds that are parties to the Custody Agreement is set forth on Schedule II to the Custody Agreement (which has been amended and attached as Exhibit A to prior amendments to the Custody Agreement) (“Schedule II to the Custody Agreement” or “Exhibit A”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment;

WHEREAS, the parties agree that the list of Funds that are parties to the Joint Trading Account Custody Agreement, which is part of the Custody Agreement, is set forth on Schedule I to the Joint Trading Account Custody Agreement (which has been amended and attached as Exhibit B to prior amendments to the Custody Agreement) (“Schedule I to the Joint Trading Account Agreement” or “Exhibit B”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment;

WHEREAS, the parties agree that the list of Funds that are parties to the Foreign Custody Agreement, which is part of the Custody Agreement, is set forth on Schedule I to the Foreign Custody Agreement (which has been attached as Exhibit C to in prior amendments) (“Schedule I to Foreign Custody Agreement” or “Exhibit C”), and the parties desire to amend the list of Funds to add the funds specified in this Amendment; and

WHEREAS, the parties agree that the Fee Schedule for Non-Money Market Funds, which is part of the Custody Agreement (which has been attached as Exhibit D in prior amendments (“Fee Schedule for Non-Money Market Funds” or “Exhibit D”), will apply to the funds specified herein, and the parties desire to add the funds specified in this Amendment to the funds subject to the Fee Schedule for Non-Money Market Funds.

AMENDMENT

NOW THEREFORE, intending to be legally bound, each of the Funds and the Custodian agree to the following amendments:

Each of Schedule II to the Custody Agreement (or Exhibit A), Schedule I to the Joint Trading Account Agreement (or Exhibit B), Schedule I to the Foreign Custody Agreement (or Exhibit C), and the Fee Schedule for Non-Money Market Funds (or Exhibit D) shall be, and hereby are, amended and updated to include the following new Funds:

Federated Municipal Securities Fund, Inc.

Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust, a portfolio of Federated Municipal Securities Income Trust

Federated Municipal High Yield Advantage Fund, a portfolio of Federated Municipal Securities Income Trust

The agreements referenced herein shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

ON BEHALF OF EACH OF THE FUNDS INDICATED ON SCHEDULE II OF THE CUSTODY AGREEMENT, AS AMENDED FROM TIME TO TIME

By: /s/ Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeiffer

Title: Vice President

Fifth Amendment to the Custody Agreement

This Amendment is made as of November 13, 2009 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, and October 23, 2009 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

Recitals

WHEREAS, the parties agree that the Fee Schedule for Money Market Funds, which is part of the Custody Agreement, which has been attached as Exhibit E in prior amendments (“Fee Schedule for Money Market Funds” or “Exhibit E”), will apply to the funds specified herein.

Amendment

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendments.

Within Exhibit E, the section entitled “Compensating Balance Arrangement” is replaced in its entirety with Amended and Restated Exhibit E as attached hereto.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By: /s/ Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Peter D. Holland

Title: Managing Director

Amended and Restated

Exhibit E

Compensating Balance Arrangement

Each Fund listed below and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow the Funds to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September and December for FGRF, FCRF and FMUTR; and ending February, May, August, and November for AGCR, USTCR and GOTMF). Average balances will be computed at the end of the quarter. Net positive balances will receive an earnings credit computed at the daily effective 90 – day T-Bill rate on the last day of a period. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net credits or charges will be applied to the safekeeping fees. Credits that exceed the safekeeping fee will be carried over into the next billing period but must be applied in a 12 month cycle; all accumulated unapplied credits will expire in the final quarter of the cycle, i.e. in November or December. However, upon specific request from the Fund, Custodian at its discretion may agree to carry forward into the next 12 month cycle any accumulated credits, contingent on their application within a specified time period.

Credits are not redeemable for cash and will expire in the event the relationship with the Funds is terminated.

Maximum Daily Balances (“MDB”) limits have been determined for each fund. On days where the Funds exceed their MDBs, interest will be credited on 90% of the excess balance at the 90-day T-Bill rate or charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB’s were exceeded.

Maximum Daily Balance +/- $175 million

US Treasury Cash Reserves Fund (USTCR)

Government Obligations Tax Managed Fund (GOTMF)

Maximum Daily Balance +/- $75 million

Federated Municipal Trust Fund (FMUTR)

Maximum Daily Balance +/- $25 million

Federated Capital Reserves Fund (FCRF)

Federated Government Reserves Fund (FGRF)

Automated Government Cash Reserves (AGCR)

See Seventh Amendment, dated 9/1/10

Schedule II

Federated Capital Reserves Fund

Federated Government Reserve Fund

Federated Municipal Trust Fund

US Treasury Cash Reserve Fund

Automated Government Cash Reserves

Government Obligations Tax Managed Fund

Sixth Amendment to the Custody Agreement

This Amendment is made as of January 13, 2010 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, and November 13, 2009 between the Funds listed on Schedule II attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each the Fund and the Custodian agree to the following amendment.

Each Exhibit A (“Schedule II to the Agreement”), Exhibit B (“Joint Trading Account Agreement Schedule I”), and Exhibit D (“Fee Schedule for Non-Money Market Funds”) is updated to include the following new Fund:

Federated Enhanced Treasury Income Fund

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Schedule II attached hereto

By: /s/ Richard A. Novak

By: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Peter D. Holland

By: Peter D. Holland

Title: Managing Director

See Seventh Amendment, dated 9/1/10

Amended and Restated

Custody Agreement

Schedule II

Federated Stock Trust

Federated Market Opportunity Fund

Federated California Municipal Income Fund

Federated North Carolina Municipal Income Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Municipal Securities Fund

Intermediate Municipal Trust Fund

Michigan Intermediate Municipal Trust Fund

Federated Municipal High Yield Advantaged Fund

Federated Enhanced Treasury Income Fund

Federated Capital Reserve Fund

Federated Government Reserves Fund

Federated Municipal Trust Fund

US Treasury Cash Reserves Fund

Automated Government Cash Reserves

Government Obligations Tax Managed Fund

Seventh Amendment to the Custody Agreement

This Amendment is made as of September 1, 2010 to the Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009 and January 13, 2010, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund and the Custodian wish to modify the provisions of the Agreement as set forth below;

NOW THEREFORE, each Fund and the Custodian agree to the following amendment.

1.       The funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto:

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

On behalf of each of the Funds indicated on Exhibit A attached hereto

By: /s/ Richard A. Novak

By: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Peter D. Holland

By: Peter D. Holland

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated Global Macro Bond Fund

Federated Intermediate Municipal Trust

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated Global Macro Bond Fund

Federated Intermediate Municipal Trust

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

EIGHTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 and September 1, 2010, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian.

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Article IX of the Agreement is hereby deleted in its entirety and replaced with the following language:

1.       The Agreement shall become effective on March 1, 2011 and shall remain in full force and effect for a period of four (4) years (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. Additionally, if the Custodian (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, which upon notice the Custodian has not cured within 5 business days or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Fund shall have the right to immediately terminate this Agreement.

In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor Custodian or Custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits.

In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor Custodian or Custodians. In the absence of such designation by the Fund, Custodian may designate a successor Custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor Custodian on that date deliver directly to the successor Custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting any fees, expenses and other accounts for the payment or reimbursement of which it shall then be entitled.

2.        If a successor Custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own Custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2011.

Each of the registered investment companies or series

thereof listed on Schedule II to the Custody

Agreement, as amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

NINTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, and March 1, 2011, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add Funds to Schedule II, effective March 25, 2011; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

TENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT (“Amendment”) TO THE CUSTODY AGREEMENT dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011 and March 25, 2011 (the “Agreement”), by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

WHEREAS, each Fund is registered as a management investment company, or certain services thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

2.       The following article shall be added to the Agreement as a new Article XI “CUSTODY OF LOAN DOCUMENT FILES AND RELATED SERVICES”:

1.       As used in this Article XI, the following terms shall have the meanings set forth below:

“Loan Document File” shall mean a hard copy file delivered to and received by Custodian hereunder.

“Loan Documents” shall mean all documents and instruments relating to any Loans (as hereinafter defined), including, without limitation, loan or credit agreements, assignment and acceptance agreements, promissory notes, participation agreements, deeds, mortgages and security agreements contained in a Loan Document File.

“Loans” shall mean the bank loans or loan commitments held in the Fund.

“Servicer” shall mean the agent appointed by the applicable Fund to service the Loans, which initially shall be the Custodian, provided that the parties have entered into a separate loan servicing agreement (the “Loan Servicing Agreement”).

2.       It is understood and agreed that unless Custodian and the Fund enter into a duly executed Loan Servicing Agreement, all references to the Servicer hereunder shall refer to a person or entity other than Custodian. Upon execution of such Loan Servicing Agreement, all such references shall be to Custodian.

3.       The Servicer, as agent for the Fund, shall be solely responsible for the servicing of all Loans. All payments by or on behalf of borrowers under the Loans received by Custodian shall be credited to the Account.

4.       It is understood and agreed that Custodian shall have no responsibility for maintaining any records of account activity relating to each Loan, including without limitation, all amortization schedules, records of transfer, pay-off, assignment, participation, sale, modification, termination or other changes in the Loans, except as provided for in the Loan Servicing Agreement between the Funds and Custodian dated March 25, 2011.

5.       Upon origination, modification or other change in any Loan, the Fund shall promptly deliver or cause to be delivered to Custodian all relevant Loan Documents. It is understood and agreed that Custodian will accept any file purporting to be a Loan Document File for custody hereunder “as is” and without any examination. Any duty Custodian may have to review or inspect any Loan Documents or to determine the contents of Loan Document Files shall only be pursuant to the terms and conditions of the Loan Servicing Agreement. No such duties or obligations shall be imposed on Custodian under the Agreement. Under no circumstances will Custodian be required to issue a trust receipt (or similar instrument) with respect to the Loan Document Files or their contents. Account statements will only reflect an inventory of the Loan Document Files that Custodian holds in custody hereunder without any representation as to the contents thereof.

6.       No director, officer, employee or agent of the Fund shall have physical access to the Loan Document Files or be authorized or permitted to withdraw any Loan Documents nor shall Custodian deliver any Loan Documents to any such person, unless such access or withdrawal has been duly authorized by a resolution of the board of directors of the Fund. All such access shall be by two or more persons jointly, at least one of whom is an officer of the Fund.

3.       All Loan Documents and Loan Document Files in the possession of the Custodian are and shall remain the property of the Fund.

4.       This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment shall become effective as of the date hereof upon execution by the parties hereto. From and after the execution hereof, any reference to the Agreement shall be a reference to the Agreement as amended hereby. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of the Amendment shall control. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties thereto.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

Each of the registered investment companies or series
thereof listed on Schedule II to the Agreement

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Mary Jean Milner

Title: Vice President

LOAN SERVICING ANNEX AND SUPPLEMENT

TO THE CUSTODY AGREEMENT

This Loan Servicing Annex and Supplement (the “Loan Servicing Agreement”) a part of the Custody Agreement dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, and March 25, 2011 (the “Custody Agreement”), between the registered investment companies listed on Schedule II to the Custody Agreement, as may be amended from time to time (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”). Capitalized terms used but not defined shall have the meanings ascribed to them in the Custody Agreement.

WHEREAS, the Funds and the Custodian desire to supplement the Custody Agreement to provide for the servicing of loans held as assets of the Funds, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, covenants and representations herein contained, the parties hereto agree as follows:

1.       The Services. Custodian shall provide to the Funds the services described in Exhibit A attached hereto (which services are hereinafter referred to as the “Services”). The Funds shall, promptly after the date hereof, deliver or cause to be delivered to Custodian copies of all documents and information listed on Schedule II to this Loan Servicing Agreement relating to the loans or loan commitments (the “Loans”) being serviced for the loan portfolio(s) described on Exhibit A-1 (the “Portfolio(s)”).

2.       Service Fees. In consideration of the performance of the Services by Custodian, each Fund shall pay Custodian in accordance with the fee arrangements set forth on Schedule I to this Loan Servicing Agreement (the “Service Fees”). Except for such sums as are payable upon the execution hereof, if any, Custodian shall send an invoice for the Service Fees to the applicable Fund within thirty (30) days after the end of each calendar quarter during the term hereof and such invoice shall be payable upon receipt.

3.       Delegation. Custodian is hereby authorized to assign its rights and delegate its duties hereunder to a BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder, without any further notice to the Funds. The Funds agree to be bound by all actions taken by such BNY Affiliate pursuant to the preceding sentence to the same extent as if they were taken by Custodian, it being understood and agreed that no such assignment or delegation shall discharge Custodian from its obligations hereunder. Accordingly, Custodian is fully responsible to the Funds for the acts or omissions of such BNY Affiliate under the Agreement to the same extent that Custodian would be liable for such acts or omissions had Custodian not delegated such services to such BNY Affiliate. If so advised by Custodian, the Funds shall provide Instructions or other information directly to such BNY Affiliate rather than to Custodian.

4.       Notice of Default. Custodian shall not be deemed to have knowledge or notice of the occurrence of any default or event of default under the Loans unless Custodian has received notice from a Fund referring to this Loan Servicing Agreement, describing such default or event of default and stating that such notice is a “notice of default.” Such notice will be delivered in a manner permitted under the Custody Agreement. Custodian shall take such action with respect to such default or event of default as shall be reasonably directed by such Fund; provided that unless and until Custodian shall have received such directions, Custodian may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or event of default as it shall deem advisable in the best interests of such Fund.

5.       Non-Reliance by the Funds. The Funds expressly acknowledge that neither Custodian nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates have made any representations or warranties pursuant to this Loan Servicing Agreement and that no act by Custodian hereafter taken, including, without limitation, any review of the affairs of any borrower or any affiliate of any borrower, shall be deemed to constitute any representation or warranty by Custodian with respect to the Loans. The Funds represent to Custodian that they have, independently and without reliance upon Custodian, and based on such documents and information as they shall deem appropriate at the time, made their own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of any borrower and its affiliates and made their own decisions to make and/or purchase the Loans. The Funds also represent that they will, independently and without reliance upon Custodian, and based on such documents and information as they shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action with respect to the Loans, and to make such investigation as they deem necessary to inform them as to the business, operations, property, financial and other condition and creditworthiness of any borrower. Except for notices, reports and other documents expressly required to be furnished to the Funds by the Custodian, Custodian shall not have any duty or responsibility to provide the Funds with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any borrower that may come into the possession of the Custodian or any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates.

6.       Advances. Custodian shall not be obligated to make any advances or make any payments to any party out of its own funds and no provision of this Loan Servicing Agreement or any other document executed in connection herewith shall require Custodian to expend or risk its own funds in the performance of any of its duties hereunder.

7.       Event of Default by Custodian. The following shall constitute a “Custodian Event of Default” hereunder:

The commencement of a case or other proceeding seeking liquidation, reorganization or other similar relief with respect to Custodian or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for Custodian or Custodian’s property and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days.

8.       Event of Default by a Fund. The following shall constitute a “Fund Event of Default” hereunder:

The commencement of a case or other proceeding seeking liquidation, reorganization or other similar relief with respect to a Fund or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for such Fund or such Fund’s property and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days.

9.       Remedies.

(a) If a Custodian Event of Default shall occur, the Funds may terminate this Loan Servicing Agreement immediately upon the delivery of written notice to Custodian, and shall, subject to the limitations contained in the Custody Agreement, be entitled to any and all other rights and remedies under law or in equity.

(b) If a Fund Event of Default shall occur, Custodian may terminate this Loan Servicing Agreement and resign immediately upon the delivery of written notice to the Funds, and shall, subject to the limitations contained in the Custody Agreement, be entitled to any and all other rights and remedies under law or in equity.

10.       Termination for No Cause. Either Custodian or the Funds may terminate: (a) this Loan Servicing Agreement in its entirety or (b) the Services as to any particular portfolio of loans or as to a loan or loans without terminating this Loan Servicing Agreement in its entirety, for any or no reason upon the providing of ninety (90) days’ advance written notice to the other parties.

11.       NOTICE REQUIRED BY THE USA PATRIOT ACT. Each Fund hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify its customers. Accordingly Custodian will ask the Funds to provide certain information including, but not limited to, the name of each Fund, physical address, tax identification number and other information that will help Custodian to identify and verify each Fund’s identity such as organizational documents, ownership, certificate of good standing, license to do business, or other pertinent identifying information.

12.       Custody Agreement. The parties understand and agree that this Loan Servicing Agreement shall be subject to the term and conditions of the Custody Agreement. In the event of any inconsistency between the terms and conditions of the Custody Agreement and the Loan Servicing Agreement, the terms and conditions of the Loan Servicing Agreement shall govern.

[The Remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Loan Servicing Agreement to be executed by their respective officers, thereunto duly authorized, as of March 25, 2011.

THE BANK OF NEW YORK MELLON	Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement

By: /s/ Mary Jean Milner	By: /s/ Richard A. Novak
Name: Mary Jean Milner	Name: Richard A. Novak
Title: Vice President	Title: Treasurer

EXHIBIT A

Schedule of Services

1.       With respect to the Loans to be serviced hereunder, the parties agree that Custodian shall perform the following services for each Fund whose Portfolio(s) are identified in Exhibit A-1 (the “Services”):

(a)                   Set-Up / File Maintenance.

(i)             Custodian shall accept from the Fund or its designee, the relevant information pertaining to the Loans, and thereafter maintain paper or electronic copies of same in Custodian’s system, including as available or appropriate, copies of all new assignment and acceptance agreements, participation agreements, funding memoranda, current loan or credit agreements. Copies of such information shall be retained by Custodian for the period(s) required by the Investment Company Act of 1940, as amended, and the rules thereunder.

(ii)           Enter into the Custodian’s loan tracking system, and maintain a loan database containing information provided to the Custodian from time to time by the Fund or agent banks for the Loans with respect to (i) the obligor name for each Loan, (ii) the principal and interest payments made or to be made on the Loans, (iii) the applicable interest rate, interest rate resets and interest accrual periods of each Loan, (iv) the principal balance of each Loan and (v) the funded and commitment balances of, and commitment fees for, each Loan (“Loan Information”).

(iii)         Notwithstanding the foregoing, Custodian as servicer for the Loans, shall not be obligated to accept nor be responsible for holding or safekeeping originals of any securities, promissory notes, certificates of equity or debt ownership or obligations, deeds, mortgages, bonds, security agreements, any other type of negotiable instrument, or any other document related to the Loans.

(iv)          Additionally, the parties agree that, whereas it is necessary hereunder for Custodian to expeditiously obtain and process information, including notices, derived from third-parties, including agents for the Loans, (particularly in connection with providing any reports to the Fund), Custodian shall be entitled to rely upon such third-party information and shall not be required to verify or authenticate in any manner such information. Custodian will be deemed to have acted reasonably in accepting, using and transmitting such information, as contemplated herein.

(b)       Assignments / Pay-Offs / Terminations.

(i)       Custodian shall further maintain records of information it receives regarding the transfer, pay-off, assignment, participation, sale, modification, termination or other changes in the Loans, and reflect such changes in its system, and in the Reports.

(c)       Inquiries/ Record Keeping.

(i)       Custodian shall maintain electronic records of material notices it receives from the administrative agents of the Loans regarding the Loans and transactions with respect to the Loans for a period of seven years from receipt.

(ii)       Custodian will provide initial response to e-mail or telephone inquiries by the Fund about the Loan within 2 Business Days.

EXHIBIT A-1

List of Portfolios

Federated Emerging Market Debt Fund

Schedule I

Fee Schedule

Custodian agrees to waive its Service Fees for Services provided to the Federated Emerging Market Debt Fund for the servicing of the following Loan:

Cooperativa dos Agricultores da Regiao de Orlandia (CAROL BL) – Term Loan, 4.050%, 9/28/2011

Asset ID: 1439999D4

Par: 600,000

Schedule II

For each Loan purchased by the Portfolio acquired after the execution of this Loan Servicing Agreement:

1.                   Assignment and Acceptance Agreement or Participation Agreement

2.                   Funding Memorandum

3.                   Credit Agreement, if necessary

4.                   Amendments to the Credit Agreement, if any

5.                   Current Amortization Schedule for each Loan, if any

ELEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011 and August 1, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective August 1, 2012; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Mary Jean Milner

Title: Vice President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

TWELFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, March 25, 2011, August 1, 2012 and December 31, 2012, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective December 31, 2012; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 31, 2012.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By:

Title:

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/31/12

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/31/12

FUNDS

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund (formerly, Federated Prudent Absolute Return Fund)

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Execution Copy

THIRTEENTH AMENDMENT

TO CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”):

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 September 1, 2010, March 1, 2011 and through two separate amendments each on March 25, 2011, between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a “Fund”) and The Bank of New York Mellon (the “Custodian”).

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.        Article V of the Agreement is hereby supplemented to include Section 3. As follows:

3.        Notwithstanding the foregoing, Custodian will not charge the Fund any overdraft fees, penalties, or related custody charges in connection with any transaction or series of related transactions for which Custodian did not provide Fund with notice, as soon as reasonably practicable under the circumstances, of any refusal to accept or provide a price for an Actionable Trade Request as such term is defined in the FX Standing Instructions Session Range Program Description dated December 18, 2012.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 24, 2013.

Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement, as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President

Managing Director

FOURTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013 and April 28, 2014, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds to Schedule II, effective April 28, 2014; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 4/28/14

A.       Non-Money Market Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 4/28/14

FUNDS

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

FIFTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010, September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013, April 28, 2014, and December 1, 2014 and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/14

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/14

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

Sixteenth Amendment to the Custody Agreement

This Sixteenth Amendment to the Custody Agreement, is made on May 14, 2015 with certain varying effective dates with respect to certain entities as set forth herein (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended fourteen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties previously amended the Agreement to add or modify (1) the section entitled “Earnings Credit Arrangement” in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and (2) the section entitled “Compensating Balance Arrangement” in the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”);

WHEREAS, each of the Funds and the Custodian wish to confirm that the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except as specified below;

WHEREAS, each of the Funds and the Custodian also wish to modify the “Earnings Credit Arrangement” section in Exhibit D as set forth in Schedule 2 to this Amendment with respect to the Non-Money Market Funds identified below and in Schedule 2 to this Amendment; and

WHEREAS, each of the Funds and the Custodian also wish to modify the “Compensating Balance Arrangement” section in Exhibit E as set forth in Schedule 3, Schedule 4 and Schedule 5 to this Amendment with respect to the Money Market Funds identified below and in Schedule 3, Schedule 4 and Schedule 5 to this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                  Amendment to Exhibit D. The parties hereby confirm and agree that the “Earnings Credit Arrangement” section in Exhibit D set forth in Schedule 1 to this Amendment continues to apply to all Non-Money Market Funds to which it currently applies, except that, effective from and after April 1, 2014, with respect to Federated Short-Intermediate Duration Municipal Trust and Federated Municipal Ultrashort Fund, such section in Exhibit D will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 2 to this Amendment.

2.                  Amendment to Exhibit E. The parties hereby confirm and agree that the “Compensating Balance Arrangement” section in Exhibit E shall be amended as follows:

(a)       Effective from and after April 1, 2014, with respect to Federated Capital Reserves Fund and Federated Government Reserves Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Hard Dollar Compensation Arrangement” section set forth in Schedule 3 to this Amendment;

(b)       Effective from and after April 1, 2014, with respect to Federated Municipal Trust, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 4 to this Amendment;

(c)       Effective from and after June 1, 2014, with respect to US Treasury Cash Reserves, Automated Government Cash Reserves, and Government Obligations Tax Managed Fund, such section in Exhibit E will be deleted in its entirety and replaced with the “Compensating Balance Arrangement” section set forth in Schedule 5 to this Amendment.

3.      Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON	EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: /s/ Armando Fernandez	By: /s/ Lori A. Hensler
Name: Armando Fernandez	Name: Lori A. Hensler
Title: Vice President/Managing Director	Title: Treasurer for the Funds

SCHEDULE 1

[          ]

SCHEDULE 2

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT D

AS APPLICABLE TO FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST AND FEDERATED MUNICIPAL ULTRASHORT FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Short-Intermediate Duration Municipal Trust

Federated Municipal Ultrashort Fund

SCHEDULE 3

“HARD DOLLAR COMPENSATION ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO Federated Capital Reserves Fund and
Federated Government Reserves Fund

Hard Dollar Compensation Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into a hard dollar compensation arrangement with respect to overdrafts as follows: (1) 100% of overdrawn balances with respect to a particular Fund will be charged at a rate of 50 basis points over the Fed Funds rate; (2) Monthly, such charge with respect to a particular Fund will be applied to such Fund’s safekeeping fees; and (3) Positive balances with respect to a Fund earn zero compensation.

SCHEDULE 4

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO FEDERATED MUNICIPAL TRUST

Compensating Balance Arrangement

The Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow the Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day the Fund maintains a positive balance, the Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for the Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part of the Bank, in which case the positive balance would be assessed at 100%). The Fund shall maintain the average compensating balance over quarterly periods (ending March, June, September, and December). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for the Fund. On days where the Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $25 million

Federated Municipal Trust

SCHEDULE 5

“COMPENSATING BALANCE ARRANGEMENT” SECTION IN EXHIBIT E

AS APPLICABLE TO US TREASURY CASH RESERVES, AUTOMATED GOVERNMENT CASH RESERVES, AND GOVERNMENT OBLIGATIONS TAX MANAGED FUND

Compensating Balance Arrangement

Each Fund and The Bank of New York Mellon (the “Bank”) have entered into an average compensating balance arrangement, which would allow a Fund to compensate the Bank for any overdrafts by maintaining a positive cash balance and conversely, on any day a Fund maintains a positive balance, the respective Fund will be permitted to overdraw the account as compensation, within the Maximum Daily Balance limits as established for each Fund as listed below.

In each instance, Federal Reserve requirements for minimum balances (currently 10%), will be assessed. Therefore, all overdrafts must be compensated at 100% of the total and all positive balances will allow for an overdraft of up to 90% of the total (unless the positive balance is the result of an error on the part on the Bank, in which case the positive balance would be assessed at 100%). The Funds shall maintain the average compensating balance over quarterly periods (ending February, May, August, and November). Average balances will be computed at the end of the quarter. Net negative balances will be charged at the Fed Funds rate plus 1% on the last day of the period. Quarterly net charges will be applied to the safekeeping fees. Credit is not given for net positive balances.

Maximum Daily Balance (“MDB”) limits have been determined for each Fund. On days where a Fund exceeds its MDB, interest will be charged on 100% of the excess overdraft balance at the Fed Funds rate plus 1%, based on the day(s) the MDB was exceeded.

Maximum Daily Balance +/- $150 million

Federated U.S. Treasury Cash Reserves

Maximum Daily Balance +/- $100 million

Federated Government Obligations Tax Managed Fund

Maximum Daily Balance +/- $25 million

Federated Automated Government Cash Reserves

SEVENTEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 6/26/15

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Federated Unconstrained Bond Fund

B.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 6/26/15

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

Eighteenth Amendment to the Custody Agreement

This Eighteenth Amendment to the Custody Agreement, is effective as of May 1, 2016 (this “Amendment”), by and between the registered investment companies listed on Schedule II to the Agreement (as defined below), as may be amended from time to time (each stand-alone registered investment company and each Series a “Fund” and collectively the “Funds”), and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the parties have entered into that certain Custody Agreement, dated June 7, 2005 (as amended seventeen times previously, supplemented and/or restated, the “Agreement”), by and between the Funds and the Custodian;

WHEREAS, the parties have previously amended the Agreement with respect to various overdraft and compensating balance arrangements set forth in the Fee Schedule for Non-Money Market Funds attached to the Agreement as Exhibit D thereto (“Exhibit D”) and the Fee Schedule for Money Market Funds attached to the Agreement as Exhibit E thereto (“Exhibit E”), including to add or modify various “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements”; and

WHEREAS, each of the Funds and the Custodian wish to amend the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, as set forth below.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

4.       Amendment. The parties hereby confirm and agree that the overdraft and compensating balance arrangements between each of the Funds and the Custodian, including as set forth in the “Earnings Credit Arrangements,” “Compensating Balance Arrangements” and “Hard Dollar Compensation Arrangements” set forth in Exhibit D and Exhibit E, are hereby amended and restated to provide as follows:

Each Fund and the Custodian have entered into the following arrangement, which is applicable separately with respect to each separate Fund:

(1)    On a daily basis, 100% of overdrawn balances with respect to the Fund will be charged at a rate of 175 basis points over the daily effective Fed Funds rate, such charges to be applied to the Fund’s safekeeping fees on a monthly basis.

(2)    On a daily basis, 90% of positive end of day balances with respect to the Fund will earn a credit at a rate of the greater of 0 or the daily effective Fed Funds rate less 50 basis points, such credits to be applied to the Fund’s safekeeping fees on a monthly basis.

(3)    On a monthly basis, the net resultant charge or credit will be applied to the Fund’s safekeeping fees. Net credits that exceed the monthly safekeeping fees may be carried over into the next billing period at the discretion of the Custodian.

(4)    The Funds will not be responsible for overdrafts resulting from errors or corrections by the Custodian in the reporting of available cash balances for which the Custodian is responsible under the Agreement.

5.       Miscellaneous. This Amendment constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. The Agreement, as amended hereby, shall remain in full force and effect. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts shall, together, constitute only one instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party. This Amendment shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

THE BANK OF NEW YORK MELLON	EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON SCHEDULE II TO THE AGREEMENT

By: _/s/ Armando Fernandez_____________	By: __/s/ Lori A. Hensler______
Title: Vice President, Managing Director	Title: Treasurer for the Funds

NINETEENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names to certain Funds and add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/16

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/16

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to amend the names of certain Funds, to add certain Funds to, and to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 8/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 8/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated InterContinental Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Prudent DollarBear Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.

TWENTY-FIRST AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 10/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 10/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large-Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.

TWENTY-SECOND AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised 12/1/17

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised 12/1/17

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund*

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*a portfolio of Federated MDT Equity Trust became effective August 31, 2017.

TWENTY-THIRD AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each stand alone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, amended November 7, 2007, September 5, 2008, September 8, 2009, October 23, 2009, November 13, 2009, January 13, 2010 September 1, 2010, March 1, 2011, two separate amendments dated March 25, 2011, August 1, 2012, December 31, 2012, September 24, 2013, April 28, 2014, December 1, 2014, May 14, 2015, June 26, 2015, May 1, 2016, December 1, 2016, August 1, 2017, October 1, 2017 and December 1, 2017 between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto (each a "Fund") and The Bank of New York Mellon (the "Custodian").

WHEREAS, each Fund is registered as a management investment company, or a series thereof, under the Investment Company Act of 1940, as amended; and

WHEREAS, the Funds and the Custodian desire to amend the Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Section 3 of Article V of the Agreement is hereby deleted in its entirety and replaced with the following language:

3.       Notwithstanding the foregoing, Custodian will not charge the Fund any overdraft fees, penalties, or related custody charges in connection with any transaction or series of related transactions for which Custodian did not provide Fund with notice, as soon as reasonably practicable under the circumstances, of any refusal to accept or provide a price for an Actionable Trade Request as such term is defined in the FX Standing Instructions Session Range Program Description, dated March 25, 2016 or the FX Benchmark Pricing Program Description, dated March 25, 2016, as applicable.

2.       The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 16, 2018.

Each of the registered investment companies or series thereof listed on Schedule II to the Custody Agreement, as amended from time to time.

By: /s/ Lori A. Hensler

Name: Lori Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez

Name: Armando Fernandez

Title: Managing Director

AMENDMENT TO TERMS OF

FOREIGN EXCHANGE BENCHMARK PRICING PROGRAM

AND

FOREIGN EXCHANGE STANDING INSTRUCTION SESSION RANGE PROGRAM

FX PROGRAM SELECTION FORM

Federated Investment Management Company (“Federated”) has received the FX Standing Instructions Session Range Program Description, dated March 25, 2016 (as amended from time to time, the “Session Range Program Description”), and the FX Standing Instructions Benchmark Pricing Program Description, dated March 25, 2016 (as amended from time to time, the “Benchmark Program Description” and collectively with the Session Range Program Description, the “Documents”).

Capitalized Terms not otherwise defined herein shall bear the meanings given to them in the Session Range Program Description or Benchmark Program Description, as applicable.

The parties agree that the terms of the Documents are amended as described herein:

  By executing this amendment and the FX Program Selection Form attached hereto as Exhibit A (collectively, the “Opt-In Form”), the parties express their agreement regarding the pricing and processing of FX Transactions executed pursuant to the terms of the Documents, as amended by this Opt-In Form. For avoidance of doubt, this is an agreement concerning the pricing and processing of FX Transactions, and not an agreement by either party hereto to enter into any particular FX Transaction. BNY Mellon is not in any way obligated to enter into any FX Transaction with the Customer as a result of the Customer providing instructions to BNY Mellon under either the FX Benchmark Pricing Program (the “Benchmark Program”) or the FX Standing Instructions Session Range Program Description (the “Session Range Program”). BNY Mellon may refuse to accept or provide a price for the Actionable Trade Request for any reason, including without limitation, because of market restrictions, legal, regulatory, credit or operational reasons.
  BNY Mellon’s Asset Servicing Representative dedicated to Federated will provide Federated with notice as soon as reasonably practicable: (i) of any refusal to accept or provide a price for the Actionable Trade Request, and (ii) of any market, legal, regulatory, credit or operational restrictions that render BNY Mellon incapable of accepting or providing a price for an Actionable Trade Request with respect to a particular currency. Such notice will be provided by email alert to Federated at the email address(es) provided below or at such other e-mail address as may be provided by Federated in writing hereafter.
  Federated acknowledges that each Customer identified in Exhibit B will engage in FX Transactions with BNY Mellon under the Benchmark Program for Developed Market Currencies, and under the Session Range Program for all other currencies. Federated may amend the accounts listed on Exhibit B hereto at any time by sending BNY Mellon an instruction in writing to either add account(s) or to remove account(s). The instruction shall identify the name of the account(s), account number(s), legal name(s), and the instruction to add or remove such accounts from Exhibit B. An instruction to add a new account will be thereby incorporated hereunder upon BNY Mellon’s written consent (or upon execution of an FX Transaction with respect to such account, which shall be deemed BNY Mellon’s written consent). An instruction to remove an account shall cause such account to be automatically terminated from the scope of the Documents upon receipt of such instruction without requiring BNY Mellon’s consent, provided that such termination shall not affect any obligations of such terminated account outstanding at the time of termination and including a reasonable time to act thereon.
  As used in the Documents, each separate legal entity is deemed to be a Customer.  Unless checked below, Federated understands and acknowledges that Netting (as defined in Annex A and described in Annex B and C of the applicable Document) will occur among accounts belonging to the same Customer. In the case of multiple accounts, if Federated does not identify which accounts belong to the same Customer, netting will occur at the account level.

We are requiring you to apply Netting across different Customers.  We have specified the exact legal names associated with each account in Exhibit B and provided that we have elected to apply Netting across different Customers, the following Indemnity shall apply:

Indemnity

The accounts listed in Exhibit B do not belong to the same Customer, they belong to various Customers. In consideration of making Netting available across the accounts of various Customers and enabling the FX trading activity of one Customer to benefit another Customer, we agree to indemnify and hold BNY Mellon and any affiliate of BNY Mellon harmless from and against any claim, loss, liability, damage, cost or expense of any nature whatsoever (including reasonable attorneys’ fees and expenses as they become due), arising out of or related to any claim of breach of any Law  in connection with the Netting across the accounts of various Customers. "Law" means any law, rule or regulation, including without limitation the Investment Company Act of 1940, Employee Retirement Income Securities Act of 1974, each as amended, or any successor federal statute.

  Reporting for FX Transactions shall be in the form attached, which may be modified from time to time. In the event that such modifications result in a material reduction in the information contained in the form and thereafter Federated reasonably requests such information, then BNY Mellon will provide such information as it relates to the Benchmark Program or the Session Range Program, so long as Federated’s request does not include third party information, violate any policy of BNY Mellon, conflict with any other customer’s confidentiality, and is information that BNY Mellon can produce (as reasonably determined by BNY Mellon).
  The parties agree that, if executing an Actionable Trade Request, prior to determining that it will not price such Actionable Trade Request in accordance with the terms of the Documents, BNY Mellon must make a reasonable and good faith determination that an Extraordinary Event has occurred or is expected to occur.
  Notwithstanding any provisions in the Documents to the contrary, BNY Mellon may only charge an additional or separate fee for its services outside of such fees earned by BNY Mellon in the form of Spreads or otherwise described in the Pricing sections of the Documents as part of either the Benchmark Program or the Session Range Program with the prior written agreement of Federated.
  The parties agree that in the event Federated chooses to terminate the agreement on behalf of a Customer or to revoke advance instructions on behalf of a Customer in accordance with Section 2.b of Annex D to each of the Documents, that such termination or revocation will be effective after the lapse of a reasonable time for BNY Mellon to act on such termination or revocation and in any event will be effective no later than 10 business days after receipt by BNY Mellon.
  In no event will BNY Mellon be liable for any indirect, special, incidental, consequential or punitive damages (including loss of profit, expense of use of other services, or attorney's fees), arising out of or in connection with this agreement, regardless of whether such damages arise in tort, contract or otherwise, even if BNY Mellon has been advised of the possibility of such damages. Notwithstanding the foregoing, the Documents shall not be construed to exclude or limit the liability of BNY Mellon or any of its affiliates for losses incurred in connection with any FX Transaction executed pursuant to the Documents attributable to: (i) fraud (ii) actions taken in bad faith; (iii) negligence (which shall be determined in accordance with the reasonable commercial standards of the banking industry); or (iv) any other liability that cannot be excluded or limited by Applicable Law. For purposes of the Documents and this Opt-in Form, “Applicable Law” shall mean all applicable United States or foreign federal, state and local laws, rules, regulations, interpretations, orders, judgments and decrees of any applicable regulatory authority or self-regulatory organization or of any national exchange, market or clearinghouse where foreign exchange transactions are executed.
  Either party may terminate this agreement upon thirty (30) days’ (or in the case of a termination for cause, five (5) days’) prior written notice to the other party. The termination shall not affect the rights, obligations and liabilities of any party hereto accrued as of the date of such termination. Notices under these Documents may be sent by electronic mail or regular mail to the other party at the addresses set forth below:

BNY Mellon:	Ed McGann
BNY Mellon Asset Servicing
101 Barclay St., 3rd Floor
New York, NY 10286
Tel 212-815-5493
Edward.mcgann@bnymellon.com

Federated:	Lori Hensler
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Tel 412-288-1277
lhensler@federatedinv.com

Tim Trebilcock
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Tel 412-288-2954
ttrebilcock@federatedinv.com

11.   This agreement will be governed by and construed in accordance with the law of the State of New York (without reference to choice of law doctrine). Each party hereby waives the right to trial by jury in any action or proceeding instituted with respect to this agreement.

[Remainder of this page is intentionally left blank.]

Accepted and Agreed:
Federated Investment Management Company	The Bank of New York Mellon

By: /s/ John B. Fisher	By: /s/ Edward G. McGann
Name: John B. Fisher	Name: Edward G. McGann
Title: President	Title: Managing Director
Date: April 26, 2018	Date: April 24, 2018

EXHIBIT A

FX Program Selection Form

Version Date: 17th July, 2014

1.

2.

* Max size is 35 alphanumeric characters

3.

* Please note that the Questionnaire contains dropdown menus

4.

We hereby confirm, that the information provided in this Questionnaire is correct, and that any future amendments must be notified to BNY Mellon in writing.

FX Program Selection Form - For Asset Owner to complete

***** Please fully complete the Questionnaire, then sign and return (including the original excel file) to FXPricingProgramElections@bnymellon.com*****

FX Program Selection Form - For Asset Owner to complete

We understand that The Bank of New York Mellon (“BNY Mellon”) offers two standard pricing options for custody related Foreign Exchange (FX): (1) the Session Range Program; and (2) the Defined Spread Program. There is an additional alternative pricing option called FX Benchmark Pricing which applies to developed market currencies only as defined in its latest Program Description.

We understand that if we do not specifically select the Defined Spread Program or the FX Benchmark Pricing option, or fail to execute an FX Program Election Form, any custody related foreign exchange instructions we send will be priced either in accordance with another arrangement to which we and BNY Mellon have agreed or if no such agreement has occured, such instructions will be priced in accordance with BNY Mellon's then-applicable default program for handling such instructions. Currently, Session Range is the default program for handling such instructions.

If we have any questions concerning BNY Mellon’s FX pricing options, we shall contact our Relationship Manager.

We are instructing BNY Mellon to price FX transactions involving the currency pairs as specified below (please select one of the following): For FX transactions involving two Developed Market currencies:

Developed Market currencies mean each of the following (ISO Codes): AUD, CAD, CHF, CZK, DKK, EUR, GBP, HKD, HUF, ILS, JPY, MXN, NOK, NZD, PLN, RON, SEK, SGD, TRY, USD , ZAR.
Please select the service offering to apply to custody related FX	FX Benchmark Pricing
https://workbench.bnymellon.com/reference/wb_reference.jsp#mfep	Fixing Time 4:00 PM EST (20L – London Close)

We, the undersigned Customer, have received the latest version of the FX Benchmark Pricing Program Description available at the above web link. We are directly dealing with you, BNY Mellon, on our own behalf and/or have appointed one or more investment advisers or investment managers (a “Manager”) as our agents to deal with you, as we have notified you in writing from time to time. We on our own behalf agree that each Customer identified as part of this set up form will engage in FX Transactions with you under the FX Benchmark Pricing Program (as described in the Program Description), for those trade requests identified in the Program Description. We understand that in addition to this form, we (if applicable) may have to sign other administrative forms to participate in the service.

For FX transactions involving one or more Emerging Market currencies:
Emerging Market currencies mean any other currency that is not a Developed Market currency.
Please select the service offering to apply to custody related FX	Session Range (Default)

We, the undersigned Customer, have received the latest version of the Session Range Program Description available at the above web link. We are directly dealing with you, BNY Mellon, on our own behalf and/or have appointed one or more investment advisers or investment managers (a “Manager”) as our agents to deal with you, as we have notified you in writing from time to time. We on our own behalf agree that each Customer identified as part of this set up form will engage in FX Transactions with you under the Session Range Pricing Program (as described in the Program Description), for those trade requests identified in the Program Description. We understand that in addition to this form, we (if applicable) may have to sign other administrative forms to participate in the service.

Federated Investment Management Company By: /s/ John B. Fisher
Please complete the Account List tab.	Title: Date:

FX Program Election

FX Program Selection Form - Account List - For Asset Owner to complete

We understand that BNY Mellon offers Price Netting (as defined in the relevant program description) to foreign exchange transactions ("FX Transactions") at the legal entity level (across accounts of the same legal entity) provided that we direct BNY Mellon as to which accounts belong to the respective legal entity (which can be provided below). Without such direction, Price Netting will default to the account level.

Please select the netting option to be applied to the FX Program group (Choose drop-down option)	Across Accounts of the Same Legal Entity

If we apply "Netting Across Accounts of Different (but related) Legal Entities", then the following indemnity shall apply:

Indemnity

The accounts listed in the account list do not belong to the same Customer, they belong to various Customers. In consideration of making Netting available across the accounts of various Customers and enabling the FX trading activity of one Customer to benefit another Customer, we agree to indemnify and hold BNY Mellon and any affiliate harmless from and against any claim, loss, liability, damage, cost or expense of any nature whatsoever (including reasonable attorneys’ fees and expenses as they become due), arising out of or related to any claim of breach of any Law in connection with the Netting across the accounts of various Customers. "Law" means any law, rule or regulation.

Account List

EXHIBIT B

List of Customers

Account Name	Account Number	Legal Entity Name
157877	FARF	FEDERATED ABSOLUTE RETURN FUND
557219	FEMDF	FEDERATED EMERGING MARKET DEBT FUND
385540	FGSVF	FEDERATED GLOBAL STRATEGIC VALUE DIVIDEND FUND
557217	FGTRB	FEDERATED GLOBAL TOTAL RETURN BOND FUND
557218	FIBSP	FEDERATED INTERNATIONAL BOND STRATEGY PORTFOLIO
557242	FIDSP	FEDERATED INTERNATIONAL DIVIDEND STRATEGY PORTFOLIO
557220	FILF	FEDERATED INTERNATIONAL LEADERS FUND

By:/s/ John B. Fisher
Name: John B. Fisher
Title: President
Date: April 26, 2018

TWENTY-FOURTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds from Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 1, 2018.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-FIFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds and remove certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2018.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised September 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised September 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-SIXTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2018.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice-President, Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised December 1, 2018

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised December 1, 2018

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-SEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised March 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised March 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-EIGHTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By:/s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

*The effective date of the Amendment is April 1, 2019, except that with respect to such Funds, it is acknowledged that BNYM may be required to establish procedures in its trade settlement system with respect to trades executed between March 28 and March 29, 2019 that may settle between April 1 and April 2, 2019.  Only with respect to these Funds and these very limited services, will the parties agree to abide by the terms of the Agreement prior to April 1, 2019.

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

TWENTY-NINTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised June 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised June 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

THIRTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove certain Funds and add certain other funds to the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Deborah M. Molini

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised September 1, 2019

A.       Non-Money Market Funds

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised September 1, 2019

FUNDS

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

THIRTY-FIRSTAMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds and add certain other funds to the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2020.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Deborah Molini Kraus

Name: Deborah Molini Kraus

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised March 1, 2020

A.       Non-Money Market Funds

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised March 1, 2020

FUNDS

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

THIRTY-SECOND AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add Hermes to certain fund names change and change the names on other funds to the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 29, 2020.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised June 29, 2020

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Strategic Value Dividend Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised June 29, 2020

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Strategic Value Dividend Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

THIRTY-THIRD AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove funds from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2020.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Kelly Carroll

Name: Kelly Carroll

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised December 1, 2020

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Strategic Value Dividend Fund *

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

* Will liquidate on or about January 22, 2021.

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised December 1, 2020

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Strategic Value Dividend Fund*

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

* Will liquidate on or about January 22, 2021.

THIRTY-FOURTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove funds from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2021.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: Sandra Ricardo

Name: Sandra Ricardo

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised June 1, 2021

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised June 1, 2021

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

THIRTY-FIFTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove funds from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2022.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Ann M. Osti

Name: Ann M. Osti

Title: Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised June 1, 2022

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

~~Federated Hermes Global Small Cap Fund~~

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised June 1, 2022

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

~~Federated Hermes Global Small Cap Fund~~

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

5-13-22 -Federated Hermes Absolute Return Fund was removed due to the Registration lapse.

7-28-22 – Federated Hermes Global Small Cap Fund will be liquidated.

THIRTY-SIXTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove funds from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of May 1, 2023.

Each of the registered investment companies or series thereof listed on Exhibit A attached hereto

By:/s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised May 1, 2023

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised May 1, 2023

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

THIRTY-SEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove a fund from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2024.

Each of the registered investment companies or series thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

March 1, 2024

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised March 1, 2024

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

THIRTY-EIGHTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove a fund from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2024.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

December 1, 2024

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised December 1, 2024

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

THIRTY- NINTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove a fund from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2024.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

December 1, 2024

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised December 1, 2024

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

FORTIETH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to remove a fund from the Schedules;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of February 3, 2025.

Each of the registered investment companies or series thereof listed on Exhibit A attached hereto

By: /s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By:/s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

February 3, 2025

A.       Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

B.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised February 3, 2025

FUNDS

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

FORTY-FIRST AMENDMENT TO CUSTODY AGREEMENT

This AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is made and entered into, as of the latest date on the signature page hereto (the “Effective Date”), by and between each of the investment companies listed on Schedule II to the Agreement, (each, standalone registered investment company and each Series, a “Fund” and collectively, the “Funds”) and The Bank of New York Mellon (“Custodian”). Custodian and the Funds are collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS, the Funds and Custodian have entered into a Custody Agreement dated as of June 7, 2005 as amended, restated, supplemented or otherwise modified from time to time, the (“Custody Agreement”); and

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and Custodian desire to amend the Agreement as set forth herein to add a certain fund to the Schedules.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound, the Parties agree as follows.

Each of Schedule II of the Agreement, Schedule I of the Joint Trading Account Agreement between the Parties, dated as of the date of the Agreement, and Schedule I of the Foreign Custody Manager Agreement, dated as of the date of the Agreement, (each a Schedule”), is hereby amended to reflect the addition of the Federated Hermes Money Market Management Digital Treasury Fund.

Each Schedule is hereby amended and restated in its entirety and replaced with the amended Schedule attached as Exhibit A hereto, which has been revised to incorporate the above referenced changes.

As hereby amended and supplemented, the Agreement shall remain in full force and effect in accordance with its terms. In the event of a conflict between the terms hereof and the Agreement, this Amendment shall control. From and after the Effective Date, any reference to the Agreement shall be a reference to the Agreement as amended hereby. Capitalized terms not specifically defined herein will have the same meaning ascribed to them under the Agreement.

This Amendment constitutes the sole and entire agreement among the Parties with respect to the matters dealt with herein, and merges, integrates and supersedes all prior and contemporaneous discussions, agreements and understandings between the Parties, whether oral or written, with respect to such matters.

This Amendment may be executed in any number of counterparts, either manually or by Electronic Signature, each of which will be deemed an original, and said counterparts when taken together will constitute one and the same instrument and may be sufficiently evidenced by one set of counterparts. Executed counterparts may be delivered by facsimile or email. “Electronic Signature” means an image, representation or symbol inserted into an electronic copy of the Amendment by electronic, digital or other technological methods.

The governing law provision of the Agreement shall be the governing law provision of this Amendment.

Each of the Parties represents and warrants to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind such Party or Parties to this Amendment, including by Electronic Signature, and any such Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

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[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

THE BANK OF NEW YORK MELLON EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON EXHIBIT A ATTACHED HERETO

By: /s/ Allison M. Gardner	By: /s/ Ron Ecoff
Name: Allison M. Gardner	Name: Ron Ecoff
Title: Senior Vice President	Title: Assistant Treasurer
Date: Feb. 26, 2026	Date: Feb. 26, 2026

Exhibit A

Schedule II of the Custody Agreement

Schedule I of the Joint Trading Account Agreement

Schedule I of the Foreign Custody Manager Agreement

  Non-Money Market Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Intermediate Municipal Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

Federated Hermes Strategic Value Dividend Fund

  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Federated Hermes Money Market Management Digital Treasury Fund

September 4, 2024

The Bank of New York Mellon

500 Grant Street

Pittsburgh, PA 15238

ATTN: Mike Kichi

Re: Third-Party Tax Reclaim Service Provider for certain Federated Hermes Funds

Dear Mr. Kichi,

The Federated Hermes Mutual Funds and the Federated Hermes ETFs (collectively, the “Client”) each entered into a Custody Agreement with the Bank of New York (“BNY Mellon”) effective June 7, 2005 and March 1, 2022, respectively, as each has been and may be amended from time to time (collectively, the “Agreement”). One or more accounts have been (or will be in the future) established at BNY Mellon for which BNY Mellon holds assets of the Client (the “Client Account”). Pursuant to the Agreement, BNY Mellon has provided certain Tax Reclaim Services for the Client Account but currently does not offer Tax Reclaim Services in all markets. For purposes of this letter, “Tax Reclaim Services” shall mean the generation, filing, and tracking of claims for tax refunds with the applicable taxing authorities, and the deposit of all or a portion of taxes withheld on dividend and other payments or distributions actually received by BNY Mellon to which the Client Account is entitled by non-U.S. taxing authorities in one or more markets in which the Client Account invests from time to time. In addition, for purposes of this letter, “Tax Reclaims” shall mean claims for tax refunds that have been sought for the benefit of the Client Account.

The Client hereby notifies BNY Mellon of the appointment of WTax USA, Inc. (the “Vendor”), effective as of September 4, 2024 (the “Effective Date”), to provide Tax Reclaim Services in markets where BNY Mellon currently does not offer Tax Reclaim Services on behalf of the Client Account, as more specifically set forth on the attached Appendix A (as the same may be amended from time to time by the parties hereto executing a later-dated Appendix A). The Client hereby acknowledges and represents that the Client, or another responsible person or entity with respect to the Client Account, and not BNY Mellon, shall be responsible for selecting, retaining and monitoring the Vendor and Tax Reclaim Services provided by the Vendor, and BNY Mellon shall have no responsibility or liability in connection therewith. The Client further acknowledges and agrees that nothing contained in this letter shall create any obligation of BNY Mellon to provide any Tax Reclaim Services in any market or jurisdiction where it otherwise does not offer such Tax Reclaim Services.

The Client hereby understands and agrees that BNY Mellon will not be responsible for tracking and/or collecting any successful Tax Reclaims with respect to Tax Reclaim Services provided by the Vendor, which duty and responsibility shall be that of the Vendor. BNY Mellon’s sole responsibility with respect to such Tax Reclaims shall be to credit amounts actually received by BNY Mellon based upon Tax Reclaim Services provided by the Vendor.

The Client hereby further confirms and directs that any person or entity purporting to be authorized to act on behalf of the Vendor shall, for the purposes set forth above, be considered a person or entity authorized to give directions and other information to BNY Mellon pursuant to the Agreement, and any such direction or other information shall be deemed to be an authorized instruction and/or information upon which BNY Mellon may rely without liability for purposes of the Agreement.

This letter shall also constitute a standing direction to BNY Mellon to provide reasonable assistance to the Vendor in light of BNY Mellon’s role as custodian for the Client Account by (i) executing certain documentation required to be executed by BNY Mellon in light of its role as custodian with respect to the Client Account, and (ii) providing credit advices/tax vouchers and related information to the Vendor, in each case as may be reasonably requested in writing by the Vendor. The Client acknowledges and agrees that (i) BNY Mellon shall require reasonable notice to respond to any direction or request from the Vendor; (ii) in no event shall BNY Mellon bear any responsibility or liability related to the Vendor’s or the Client’s failure to provide BNY Mellon with reasonably sufficient time to respond to any such direction or request; and (iii) BNY Mellon shall bear no responsibility or liability related to inquiring into or examining any request received from the Vendor, including without limitation as to the accuracy, completeness, or sufficiency of the materials or assistance requested. With respect to providing reasonable assistance to the Vendor as described herein (including providing documents, data, or credit advices/tax vouchers to the Vendor, filing Tax Reclaims in markets where such reclaims are required to be filed by or through BNY Mellon as directed by the Vendor, and/or taking any action pursuant to other directions of the Vendor), the Client understands and agrees that applicable fees and the reimbursement of expenses, as set forth in the Agreement and/or the relevant fee schedule (as supplemented from time to time) shall apply. The Client agrees to indemnify and hold harmless BNY Mellon in connection with (i) all actions taken by BNY Mellon at the direction of the Vendor, and (ii) any inaction of BNY Mellon in the absence of direction from the Vendor. The client further agrees that for the purposes of this letter, determinations of reasonableness shall be made by BNY Mellon in its sole discretion taking into account the relevant facts and circumstances. If BNY Mellon is presented with a request from the agent that it deems unreasonable, BNY Mellon will engage with client for further clarification.

The above directions shall remain in effect until BNY Mellon is provided with reasonable advance notice in writing of any revisions thereto and BNY Mellon acknowledges and agrees to any such revisions in writing.

This letter shall constitute an amendment to the Agreement.

Sincerely,

By: /s/ Lori A. Hensler

Name: Lori A. Hensler___________________

Title: Assistant Treasurer to the Federated Hermes Funds party to the Agreement

Date: September 4, 2024___________________

ACKNOWLEDGED AND AGREED TO:

THE BANK OF NEW YORK MELLON

By: /s/ Sean Brumble

Name: Sean Brumble

Title: Managing Director

Date: September 19, 2024

APPENDIX A

Dated September 4, 2024*

As of the Effective Date, the Vendor will provide Tax Reclaim Services for the following Client Accounts and Markets (where, as of the Effective Date, BNY Mellon currently does not offer Tax Reclaim Services):

CLIENT ACCOUNT NUMBERS	MARKETS
All, as may be applicable from time to time	Double Tax Treaty in South Korea, Italy and Taiwan

The Client acknowledges and agrees that it bears the sole responsibility for informing BNY Mellon of any changes, additions, or deletions to the above list, which shall be memorialized in an amendment to this Appendix A executed by the Client and BNY Mellon.

*The Client understands and agrees that BNY Mellon does not offer Tax Reclaim Services in the markets covered by this letter, and will have no obligation to provide any Tax Reclaim Services related to the Client Accounts and Markets identified hereunder. In the event this Appendix A is amended to delete one or more Client Accounts and/or Markets, the Client hereby understands and agrees that, as of the effective date of the amended Appendix A, BNY Mellon will not be responsible for tracking and/or collecting any successful Tax Reclaims with respect to Tax Reclaim Services provided by the Vendor prior to the effective date with respect to any Client Account(s) and/or Markets deleted from the list above, which duty and responsibility shall be that of the Vendor. BNY Mellon’s sole responsibility with respect to such Tax Reclaims shall be to credit amounts actually received by BNY Mellon based upon Tax Reclaim Services provided by the Vendor.

1 Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

2 A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

3 Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request). NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

4 This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents.

1 Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

2 A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

3 Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request). NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

4 This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents

5 A transaction is defined as a receipt or deliver-versus-payment, a free receive or deliver, maturities, or security transaction related to corporate events.

6 Fee is expressed in basis points (b.p.) per annum where 1b.p. equals one hundredth of one percent (i.e. 0.01%) and is calculated based upon month-end market value, unless stated otherwise.

7 Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge. In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request). NOTE: For all other markets listed above, surcharges may apply if a security is held outside of the local market.

8 This fee will be applicable for assets held on The Bank of New York Mellon’s custody or accounting systems but not held in custody within The Bank of New York Mellon’s network of subcustodian banks and agents.